UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                December 13, 2005
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



        Michigan                      001-32428                 30-0030900
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1 Securities Purchase Agreement, dated as of December 13, 2005, by and between Tarpon Industries, Inc. and Laurus Master Fund, Ltd.
99.2 Secured Convertible Promissory Note, dated as of December 13, 2005, executed by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.
99.3  Common Stock Purchase Warrant, dated as of December 13, 2005
99.4 Subsidiary Guaranty, dated as of December 13, 2005, executed by the wholly-owned subsidiaries of Tarpon Industries, Inc.
99.5  Stock Pledge Agreement, dated as of December 13, 2005
99.6  Master Security Agreement, dated as of December 13, 2005
99.7 Registration Rights Agreement, dated as of December 13, 2005, by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.
99.8 Grant of Security Interest in Trademarks, dated as of December 13, 2005, by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.
99.9 First Amendment to Loan Agreement and Reaffirmation of Guarantee, dated December 13, 2005, by and between Steelbank Tubular, Inc. and ABN AMRO Bank, N.V., Canada Branch, and reaffirmed by Tarpon Industries, Inc.
99.10 Second Amendment to Loan Agreement and Reaffirmation of Guaranty, dated December 13, 2005, by and between Eugene Welding Co. and LaSalle Bank Midwest N.A., and reaffirmed by Tarpon Industries, Inc.
99.11 Security Agreement, dated December 13, 2005, by and between Tarpon Industries, Inc. and LaSalle Bank Midwest N.A.
99.12 Subordination Agreement, dated December 13, 2005, by and between LaSalle Bank Midwest N.A. and ABN AMRO Bank, N.V., Canada Branch, and consented to by Tarpon Industries, Inc. and its subsidiaries
99.13 News Release dated December 15, 2005

Item 1.01 Entry into a Material Definitive Agreement

     The Registrant has announced that on December 14, 2005, it received gross proceeds of $6 million from the sale of a three-year, fixed price secured convertible note (the "Note") and a seven year common stock purchase warrant (the "Warrant") to Laurus Master Fund, Ltd. ("Laurus"). Approximately $1,000,000 of the net proceeds of the sale was used for the repayment of seller notes associated with the Steelbank purchase and the acquisition of Bolton Steel Tube Co. Ltd. The remaining approximately $4,000,000 of the net proceeds will be used to provide additional working capital for the existing businesses and to provide funding to move forward with acquisitions.

     The Registrant and Laurus entered into a Securities Purchase Agreement and related agreements (collectively, the "Transaction Documents"), dated as of December 13, 2005, copies of which are attached to this Report as exhibits, which were also executed by the Registrant's subsidiaries as appropriate. Pursuant to the Securities Purchase Agreement and the Note, the Registrant sold to Laurus the Note and the Warrant. The Note bears interest at the Wall Street Journal Prime Rate plus 2% and is subject to a floor of 8%. Interest only is payable until April 1, 2006, and thereafter interest plus one thirty-second (1/32) of the principal ($187,500) is payable monthly until maturity. Laurus can elect to take some or all of any monthly payment in the Registrant's stock initially valued at $3.27 per share, or the Registrant can elect to make some or all of such payment in its common stock if the market price of the same is then equal to at least $3.75 per share, subject to volume limitations. In addition, the Warrant provides for the purchase of up to 390,000 shares of the Registrant's common stock, exercisable for a period of seven years at an initial exercise price of $3.81 per share. The Registrant agreed to register with the Securities and Exchange Commission the shares of common stock that are issuable, from time to time upon conversion of the Note and the shares of common stock that are issuable upon exercise of the Warrant. The obligations of the Registrant and its subsidiaries are secured by the Master Security Agreement, Stock Pledge Agreement and Grant of Security Interest in Trademarks, pursuant to which Laurus (subject to the Subordination Agreement described below) acquired a continuing security interest in all of the present and future assets of the Registrant and its subsidiaries, including the stock of the subsidiaries owned by the Registrant or certain of its subsidiaries. A Subsidiary Guaranty was also executed by the Registrant's subsidiaries.

     In connection with the Securities Purchase Agreement and the other Transaction Documents, the Registrant and its subsidiary, Steelbank Tubular, Inc. ("Steelbank"), entered into a First Amendment to Loan Agreement and Reaffirmation of Guarantee with ABN AMRO Bank, N.V., Canada Branch ("ABN AMRO"), which amended the current loan agreement among the parties to, among other things, modify the list of permitted liens under such loan agreement, to waive certain covenant defaults of Steelbank, and to modify the interest rate of outstanding credits. Also in connection with the Securities Purchase Agreement and the other Transaction Documents, the Registrant and its subsidiary, Eugene Welding Co. ("EWCO"), entered into a Second Amendment to Loan Agreement and Reaffirmation of Guaranty with LaSalle Bank Midwest N.A. ("LaSalle"), which amended the current loan agreement among the parties to, among other things, modified the terms and conditions under which EWCO may make distributions or payments to the Registrant, increased the interest on loans, waived and reset certain covenant defaults of EWCO, and reaffirmed the guaranty by the Registrant.

     LaSalle and LaSalle Business Credit, a division of ABN AMRO (collectively, "Lender"), and Laurus executed (and the Registrant and its subsidiaries consented to) a Subordination Agreement pursuant to which Laurus, among other things and in consideration of the continued extension of credit by Lender to the Registrant and its subsidiaries, subordinated to Lender the indebtedness and obligations evidenced by the Master Security Agreement and Stock Pledge
Agreement set forth above except that Lender is subordinated to Laurus with respect to their respective liens on the stock of the Registrant's subsidiaries. Laurus is subordinated to the Lender with respect to all other security interests of Laurus in the assets of the Registrant and its subsidiaries.

     The foregoing summary of the transactions described in this Current Report is qualified in its entirety by reference to the full text of the agreements attached hereto as exhibits, which are incorporated herein by reference.


Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference in its entirety.


Item 3.02 Unregistered Sales of Equity Securities

     The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits


Exhibit No. Description
99.1 Securities Purchase Agreement, dated as of December 13, 2005, by and between Tarpon Industries, Inc. and Laurus Master
Fund, Ltd.
99.2 Secured Convertible Promissory Note, dated as of December 13, 2005, executed by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.
99.3 Common Stock Purchase Warrant, dated as of December 13, 2005
99.4 Subsidiary Guaranty, dated as of December 13, 2005, executed by the wholly-owned subsidiaries of Tarpon Industries, Inc.
99.5 Stock Pledge Agreement, dated as of December 13, 2005
99.6 Master Security Agreement, dated as of December 13, 2005
99.7 Registration Rights Agreement, dated as of December 13, 2005, by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.
99.8 Grant of Security Interest in Trademarks, dated as of December 13, 2005, by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.

99.9 First Amendment to Loan Agreement and Reaffirmation of Guarantee, dated December 13, 2005, by and between Steelbank Tubular, Inc. and ABN AMRO Bank, N.V., Canada Branch, and reaffirmed by Tarpon Industries, Inc.
99.10 Second Amendment to Loan Agreement and Reaffirmation of Guaranty, dated December 13, 2005, by and between Eugene Welding Co. and LaSalle Bank Midwest N.A., and reaffirmed by Tarpon Industries, Inc.
99.11 Security Agreement, dated December 13, 2005, by and between Tarpon Industries, Inc. and LaSalle Bank Midwest N.A.
99.12 Subordination Agreement, dated December 13, 2005, by and between LaSalle Bank Midwest N.A. and ABN AMRO Bank, N.V., Canada Branch, and consented to by Tarpon Industries, Inc. and its subsidiaries
99.13 News Release dated December 15, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TARPON INDUSTRIES, INC.

                             Date: December 19, 2005

                             By:   /s/ J. Peter Farquhar
                                   -------------------------------------------
                                   J. Peter Farquhar, Chief Executive Officer

Exhibit Index

         Exhibit No. Description

99.1 Securities Purchase Agreement, dated as of December 13, 2005, by and between Tarpon Industries, Inc. and Laurus Master Fund, Ltd.

99.2 Secured Convertible Promissory Note, dated as of December 13, 2005, executed by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.

99.3 Common Stock Purchase Warrant, dated as of December 13, 2005

99.4 Subsidiary Guaranty, dated as of December 13, 2005, executed by the wholly-owned subsidiaries of Tarpon Industries, Inc.

99.5 Stock Pledge Agreement, dated as of December 13, 2005

99.6 Master Security Agreement, dated as of December 13, 2005

99.7 Registration Rights Agreement, dated as of December 13, 2005, by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.

99.8 Grant of Security Interest in Trademarks, dated as of December 13, 2005, by Tarpon Industries, Inc. in favor of Laurus Master Fund, Ltd.

99.9 First Amendment to Loan Agreement and Reaffirmation of Guarantee, dated December 13, 2005, by and between Steelbank Tubular, Inc. and ABN AMRO Bank, N.V., Canada Branch, and reaffirmed by Tarpon Industries, Inc.

99.10 Second Amendment to Loan Agreement and Reaffirmation of Guaranty, dated December 13, 2005, by and between Eugene Welding Co. and LaSalle Bank Midwest N.A., and reaffirmed by Tarpon Industries, Inc.

99.11 Security Agreement, dated December 13, 2005, by and between Tarpon Industries, Inc. and LaSalle Bank Midwest N.A.

99.12 Subordination Agreement, dated December 13, 2005, by and between LaSalle Bank Midwest N.A. and ABN AMRO Bank, N.V., Canada Branch, and consented to by Tarpon Industries, Inc. and its subsidiaries

99.13 News Release dated December 15, 2005

EXHIBIT 99.1




                          SECURITIES PURCHASE AGREEMENT


                            LAURUS MASTER FUND, LTD.

                                       and

                             TARPON INDUSTRIES, INC.

                            Dated: December 13, 2005

                                TABLE OF CONTENTS
                                                                           Page

1.   Agreement to Sell and Purchase...........................................1
2.   Fees and Warrant.........................................................1
3.   Closing, Delivery and Payment............................................2
     3.1      Closing.........................................................2
     3.2      Delivery........................................................2
4.   Representations and Warranties of the Company............................2
     4.1      Organization, Good Standing and Qualification...................2
     4.2      Subsidiaries....................................................3
     4.3      Capitalization; Voting Rights...................................3
     4.4      Authorization; Binding Obligations..............................4
     4.5      Liabilities.....................................................4
     4.6      Agreements; Action..............................................5
     4.7      Obligations to Related Parties..................................6
     4.8      Changes.........................................................7
     4.9      Title to Properties and Assets; Liens, Etc......................8
     4.10     Intellectual Property...........................................9
     4.11     Compliance with Other Instruments...............................9
     4.12     Litigation......................................................9
     4.13     Tax Returns and Payments.......................................10
     4.14     Employees......................................................10
     4.15     Registration Rights and Voting Rights..........................11
     4.16     Compliance with Laws; Permits..................................11
     4.17     Environmental and Safety Laws..................................11
     4.18     Valid Offering.................................................12
     4.19     Full Disclosure................................................12
     4.20     Insurance......................................................12
     4.21     SEC Reports....................................................12
     4.22     Listing........................................................13
     4.23     No Integrated Offering.........................................13
     4.24     Stop Transfer..................................................13
     4.25     Dilution.......................................................13
     4.26     Patriot Act....................................................13
     4.27     ERISA..........................................................14
5.   Representations and Warranties of the Purchaser.........................14
     5.1      No Shorting....................................................14
     5.2      Requisite Power and Authority..................................14
     5.3      Investment Representations.....................................15
     5.4      The Purchaser Bears Economic Risk..............................15
     5.5      Acquisition for Own Account....................................15
     5.6      The Purchaser Can Protect Its Interest.........................15
     5.7      Accredited Investor............................................15
     5.8      Legends........................................................16
6.   Covenants of the Company................................................17
     6.1      Stop-Orders....................................................17
     6.2      Listing........................................................17
     6.3      Market Regulations.............................................17
     6.4      Reporting Requirements.........................................17
     6.5      Use of Funds...................................................19
     6.6      Access to Facilities...........................................19
     6.7      Taxes..........................................................19
     6.8      Insurance......................................................20
     6.9      Intellectual Property..........................................21
     6.10     Properties.....................................................21
     6.11     Confidentiality................................................21
     6.12     Required Approvals.............................................21
     6.13     Reissuance of Securities.......................................22
     6.14     Opinion........................................................23
     6.15     Margin Stock...................................................23
     6.16     Financing Right of First Refusal...............................23
7.   Covenants of the Purchaser..............................................24
     7.1      Confidentiality................................................24
     7.2      Non-Public Information.........................................24
     7.3      Limitation on Acquisition of Common Stock of the Company.......24
8.   Covenants of the Company and the Purchaser Regarding Indemnification....24
     8.1      Company Indemnification........................................24
     8.2      Purchaser's Indemnification....................................25
9.   Conversion of Convertible Note..........................................26
     9.1      Mechanics of Conversion........................................26
10.  Registration Rights.....................................................27
     10.1     Registration Rights Granted....................................27
     10.2     Offering Restrictions..........................................27
11.  Miscellaneous...........................................................27
     11.1     Governing Law..................................................27
     11.2     Survival.......................................................28
     11.3     Successors.....................................................29
     11.4     Entire Agreement; Maximum Interest.............................29
     11.5     Severability.....................................................
     11.6     Amendment and Waiver...........................................29
     11.7     Delays or Omissions............................................29
     11.8     Notices........................................................30
     11.9     Attorneys' Fees................................................31
     11.10    Titles and Subtitles...........................................31
     11.11    Facsimile Signatures; Counterparts.............................31
     11.12    Broker's Fees..................................................31
     11.13    Construction...................................................31

                                LIST OF EXHIBITS

Form of Convertible Term Note....................................Exhibit A
Form of Warrant..................................................Exhibit B
Form of Opinion..................................................Exhibit C
Form of Escrow Agreement.........................................Exhibit D

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of December 13, 2005, by and between TARPON INDUSTRIES, INC. a Michigan corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of a Secured Convertible Term Note in the aggregate principal amount of Six Million Dollars ($6,000,000). in the form of Exhibit A hereto (as amended, modified and/or supplemented from time to time, the "Note"), which Note is convertible into shares of the Company's common stock, no par value per share (the "Common Stock") at an initial fixed conversion price of $3.27 per share of Common Stock ("Fixed Conversion Price");

     WHEREAS, the Company wishes to issue to the Purchaser a warrant in the form of Exhibit B hereto (as amended, modified and/or supplemented from time to time, the "Warrant") to purchase up to 390,000 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with the Purchaser's purchase of the Note;

     WHEREAS, the Purchaser desires to purchase the Note and the Warrant on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Note and Warrant to the Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note. The sale of the Note on the Closing Date shall be known as the "Offering." The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note and Warrant and Common Stock issuable upon conversion of the Note and upon exercise of the Warrant are referred to as the "Securities."

     2. Fees and Warrant. On the Closing Date:

          (a) The Company will issue and deliver to the Purchaser the Warrant in connection with the Offering, pursuant to Section 1 hereof. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted for the benefit of the holder of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

          (b) Subject to the terms of Section 2(d) below, the Company shall pay to Laurus Capital Management, LLC, the manager of the Purchaser, a closing payment in an amount equal to three and three-fifths percent (3.60%) of the aggregate principal amount of the Note. The foregoing fee is referred to herein as the "Closing Payment."

          (c) The Company shall reimburse the Purchaser for its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries (as defined in Section 4.2) and all related matters. Amounts required to be paid under this Section 2(c) will be paid on the Closing Date and shall be $30,000 plus any additional reasonable outside counsel legal fees incurred by Purchaser.

          (d) The Closing Payment and the expenses referred to in the preceding clause (c) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the "Disbursement Letter").

     3. Closing, Delivery and Payment.

     3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

     3.2 Delivery. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, the Note and the Warrant and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

     4.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver (i) this Agreement, (ii) the Note and the Warrant to be issued in connection with this Agreement, (iii) the Master Security Agreement dated as of the date hereof between the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "Master Security Agreement"), (iv) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "Registration Rights Agreement"), (v) the Subsidiary Guaranty dated as of the date hereof made by certain Subsidiaries of the Company (as amended, modified and/or supplemented from time to time, the "Subsidiary Guaranty"), (vi) the Stock Pledge Agreement dated as of the date hereof among the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified and/or or supplemented from time to time, the "Stock Pledge Agreement"), (vii) the Funds Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit D hereto (as amended, modified and/or supplemented from time to time, the "Escrow Agreement") and (viii) all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding clauses (ii) through (viii), collectively, the "Related Agreements");
(2) issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the "Note Shares"); (3) issue and sell the Warrant and the Warrant Shares; and (4) carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

     4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

     4.3 Capitalization; Voting Rights.

          (a) The authorized capital stock of the Company, as of the date hereof consists of 22,000,000 shares, of which 20,000,000 are shares of Common Stock, no par value per share, 4,640,130 shares of which are issued and outstanding , and 2,000,000 are shares of preferred stock, par value $0.01 per share, none of which are issued and outstanding. The authorized, issued and outstanding capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

          (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note or the Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

          (c) All issued and outstanding  shares of the Company's  Common Stock:
     (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     4.4 Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including their respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person or entity in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     4.5 Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any of the Company's filings under the Securities Exchange Act of 1934 ("Exchange Act") made prior to the date of this Agreement (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser.

     4.6 Agreements; Action. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

          (a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its Subsidiaries in excess of $50,000 (other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's or any of its Subsidiaries products or services; or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights.

          (b) Since September 30, 2005 (the "Balance Sheet Date"), neither the Company nor any of its Subsidiaries has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person or entity not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or any Subsidiary of the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (d) The Company maintains disclosure controls and procedures ("Disclosure Controls") designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC").

          (e) The Company makes and keep books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company's assets. The Company maintains internal control over financial reporting ("Financial Reporting Controls") designed by, or under the supervision of, the Company's principal executive and principal financial officers, and effected by the Company's board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ("GAAP"), including that:

               (i) transactions are executed in accordance with management's general or specific authorization;

               (ii)  unauthorized  acquisition,   use,  or  disposition  of  the
          Company's assets that could have a material effect on the financial statements are prevented or timely detected;

               (iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company's receipts and expenditures are being made only in accordance with authorizations of the Company's management and board of directors;

               (iv)   transactions   are   recorded  as  necessary  to  maintain
          accountability for assets; and

               (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

          (f) There is no weakness in any of the Company's Disclosure Controls or Financial Reporting Controls that is required to be disclosed in any of the Exchange Act Filings, except as so disclosed.

     4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

          (a) for payment of salary for services rendered and for bonus payments;

          (b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

          (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company and each Subsidiary of the Company, as applicable); and

          (d) obligations listed in the Company's and each of its Subsidiary's financial statements or disclosed in any of the Company's Exchange Act Filings.


Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any of its Subsidiaries or any members of their immediate families, are indebted to the Company or any of its Subsidiaries, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of its Subsidiaries, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company or any of its Subsidiaries. Except as described above, no officer, director or stockholder of the Company or any of its Subsidiaries, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or any of its Subsidiaries and no agreements, understandings or proposed transactions are contemplated between the Company or any of its Subsidiaries and any such person. Except as set forth on Schedule 4.7, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.


     4.8 Changes. Since the Balance Sheet Date, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

          (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

          (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

          (f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

          (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

          (h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

          (i) any labor organization activity related to the Company or any of its Subsidiaries;

          (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

          (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

          (l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

          (n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.


     4.9 Title to  Properties  and Assets;  Liens,  Etc.  Except as set forth on
Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

          (a) those  resulting from taxes which have not yet become  delinquent;

          (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries, so long as in each such case, such liens and encumbrances have no effect on the lien priority of the Purchaser in such property; and

          (c) those that have otherwise arisen in the ordinary course of business, so long as they have no effect on the lien priority of the Purchaser therein.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries with an individual market value in excess of $20,000 are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     4.10 Intellectual Property.

          (a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

          (b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

          (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

     4.11 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

     4.13 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on
Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

          (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

          (b) of any adjustment, deficiency, assessment or court decision in respect of its federal, state or other taxes.

The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     4.14 Employees. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company and its Subsidiaries of their present employees, and the performance of the Company's and its Subsidiaries' contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

     4.15 Registration Rights and Voting Rights. Except as set forth on Schedule
4.15 and except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company's or its Subsidiaries' presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule
4.15 and except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

     4.16 Compliance with Laws; Permits. Neither the Company nor any of its Subsidiaries is in violation of any provision of the Sarbanes-Oxley Act of 2002 or any SEC related regulation or rule or any rule of the Principal Market (as hereafter defined) promulgated thereunder or any other applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     4.17 Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on
Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

          (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

          (b) any petroleum products or nuclear materials.

     4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     4.19 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company and its Subsidiaries believe is necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company's and its Subsidiaries' experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

     4.20 Insurance. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

     4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has furnished the Purchaser copies of: (i) its Annual Reports on Form 10-K for its fiscal years ended December 31, 2004; and (ii) its Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, and the Form 8-K filings which it has made during the fiscal year 2005 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.22 Listing. The Company's Common Stock is listed or quoted, as applicable, on a Principal Market (as hereafter defined) and satisfies and at all times hereafter will satisfy, all requirements for the continuation of such listing or quotation, as applicable. The Company has not received any notice that its Common Stock will be delisted from, or no longer quoted on, as applicable, the Principal Market or that its Common Stock does not meet all requirements for such listing or quotation, as applicable. For purposes hereof, the term "Principal Market" means the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, NASDAQ National Markets System, American Stock Exchange or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

     4.23 No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

     4.25 Dilution. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     4.26 Patriot Act. The Company certifies that, to the best of Company's knowledge, neither the Company nor any of its Subsidiaries has been designated, nor is or shall be owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and covenants that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company's and/or its Subsidiaries' control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations, warranties or covenants ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company shall provide the Purchaser all additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties or covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

     4.27 ERISA. Based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder: (i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code")); (ii) each of the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company's or such Subsidiary's employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

     5.1 No Shorting. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, to directly engage in "short sales" of the Company's Common Stock as long as the Note shall be outstanding.

     5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on the Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing and the execution and delivery of same will not cause or result in any material violation of any agreement, understanding, instrument, contract, law, judgment, decree, order or writ to which the Purchaser is subject or bound. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

     5.3 Investment Representations. The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The
Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     5.4 The Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

     5.5 Acquisition for Own Account. The Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

     5.6 The Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

     5.7 Accredited Investor. The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     5.8 Legends.

          (a) The Note shall bear substantially the following legend:

          "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TARPON INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE,
          PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TARPON INDUSTRIES, INC THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c) The Warrant shall bear substantially the following legend:

          "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TARPON INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows, until the later to occur of (i) Purchaser owning less than 20% of the Securities and (ii) less than 25% of the original principal amount of the Note is outstanding:

     6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     6.2 Listing. The Company shall promptly secure the listing or quotation, as applicable, of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant on the Principal Market upon which shares of Common Stock are listed or quoted for trading, as applicable (subject to official notice of issuance) and shall maintain such listing or quotation, as applicable, so long as any other shares of Common Stock shall be so listed or quoted, as applicable. The Company will maintain the listing or quotation, as applicable, of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     6.3 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser. 6.4 Reporting Requirements. The Company will deliver, or cause to be delivered, to the Purchaser each of the following, which shall be in form and detail acceptable to the Purchaser:

          (a) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, or, in the event that the Company files a Form 12b-25, within one hundred and five days after the end of such fiscal year, each of the Company's and each of its Subsidiaries' audited financial statements with a report of independent certified public accountants of recognized standing selected by the Company and acceptable to the Purchaser (the "Accountants"), which annual financial statements shall be without qualification and shall include each of the Company's and each of its Subsidiaries' balance sheet as at the end of such fiscal year and the related statements of each of the Company's and each of its Subsidiaries' income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) and, if so, stating in reasonable detail the facts with respect thereto;

          (b) As soon as available and in any event within forty five (45) days after the end of each fiscal quarter of the Company, or, in the event that the Company files a Form 12b-25, within fifty days after the end of such fiscal quarter, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Company and each of its Subsidiaries as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include all the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

          (c) Unless otherwise consented to by Laurus, as soon as available and in any event within twenty (20) days after the end of each calendar month, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of each of the Company and its Subsidiaries as at the end of and for such month and for the year to date period then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

          (d) The Company shall timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. Promptly after (i) the filing thereof, copies of the Company's most recent registration statements and annual, quarterly, monthly or other regular reports which the Company files with the Securities and Exchange Commission (the "SEC"), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders; and

          (e) The Company shall deliver, or cause the applicable Subsidiary of the Company to deliver, such other information as the Purchaser shall reasonably request; provided, however, that no such disclosure shall be required in the event that it will cause the Company or any Subsidiary to breach a confidentiality provision of any pertinent agreement to which the Company or such Subsidiary is a party, evidence of which has been provided to Purchaser.

     6.5 Use of Funds. The Company shall use the proceeds of the sale of the Note and the Warrant (i) to repay that certain Promissory Note issued by Steelbank Tubular Inc. to Bolton Steel Tube Co., Ltd. in the original principal amount of CDN$1,200,000 and that certain Promissory Note issued by Steelbank Tubular Inc. to Barry Siegel, Mark Madigan, and Jeffrey Greenberg in the original principal amount of CDN$405,000; (ii) to finance the acquisition of C&W Manufacturing, Inc. d/b/a/ FENCEmaster ("Fencemaster") pursuant to that certain Amended and Restated Asset Purchase Agreement with Fencemaster and certain stockholders of Fencemaster; (iii) to make certain deposits in connection with the acquisition of James Steel & Tube, LLC; and (iv) for general working capital purposes.

     6.6 Access to Facilities. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company or any Subsidiary (provided that no such prior notice shall be required to be given and no such representative of the Company or any Subsidiary shall be required to accompany the Purchaser in the event the Purchaser believes such access is necessary to preserve or protect the Collateral (as defined in the Master Security Agreement) or following the occurrence and during the continuance of an Event of Default (as defined in the Note)), to:

          (a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

          (b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

          (c) discuss the  affairs,  finances and accounts of the Company or any
     of  its   Subsidiaries   with  the  directors,   officers  and  independent
     accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

     6.7 Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid currently if (i) the validity thereof shall currently and diligently be contested in good faith by appropriate proceedings, (ii) such tax, assessment, charge or levy shall have no effect on the lien priority of the Purchaser in any property of the Company or any of its Subsidiaries and (iii) if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

     6.8 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries, will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their respective obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries' joint and several cost and expense in amounts and with carriers reasonably acceptable to the Purchaser, each of the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iii) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective
Subsidiary is engaged in business; and (iv) furnish the Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming the Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payee, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by the Purchaser's security interest pursuant to the Master Security Agreement or such other security agreement as shall be required by the Purchaser, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

     6.9 Intellectual Property. Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     6.10 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.11 Confidentiality. The Company will not, and will not permit any of its Subsidiaries to, disclose, and will not include in any public announcement, the name of the Purchaser, unless and until expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may (i) disclose the Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources and
(ii) upon consummation of the transactions contemplated hereby and by the Related Agreements, file appropriate disclosure pursuant to a press release and Form 8-K provided that Laurus has had an opportunity to review, comment and approve such press release and such Form 8-K, such approval not to be unreasonably withheld or delayed.

     6.12 Required Approvals. (I) For so long as twenty-five percent (25%) of the principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

          (a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Company or any of its wholly-owned Subsidiaries,
     (ii) issue any preferred stock that is manditorily redeemable prior to the one year anniversary of the Maturity Date (as defined in the Note) or (iii) redeem any of its preferred stock or other equity interests;

          (b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company or any of its Subsidiaries dissolve, liquidate or merge with any other person or entity (unless, in the case of such a merger, the Company or, in the case of merger not involving the Company, such Subsidiary, as applicable, is the surviving entity);

          (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's or any of its Subsidiaries, right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

          (d) materially alter or change the type of the business of the Company and its Subsidiaries taken as a whole; or

          (e) except as set forth on Schedule 6.12(e), (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company's and its Subsidiaries' assets)) whether secured or unsecured other than (x) the Company's obligations owed to the Purchaser, (y) indebtedness set forth on
     Schedule 6.12(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any indebtedness incurred in connection with the purchase of assets (other than equipment) in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, so long as any lien relating thereto shall only encumber the fixed assets so purchased and no other assets of the Company or any of its Subsidiaries; (ii) cancel any indebtedness owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person or entity, except the endorsement of negotiable instruments by the Company or any Subsidiary thereof for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause
     (e); and

     (II) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to, create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes a party to the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

     6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.8 above at such time as:

          (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144 under the Securities Act; or

          (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144 and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the Purchaser and broker, if any.

     6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's external legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the conversion of the Note and exercise of the Warrant.

     6.15 Margin Stock. The Company will not permit any of the proceeds of the Note or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. 6.16 Financing Right of First Refusal.

          (a) The Company hereby grants to the Purchaser a right of first refusal to provide any Additional Financing (as defined below) to be issued by the Company and/or any of its Subsidiaries, subject to the following terms and conditions. From and after the date hereof, other than the incurrence of indebtedness and/or the sale or issuance of equity interests set forth on Schedule 6.16 hereto, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of the Company or any of its Subsidiaries up to an aggregate amount of $10,000,000 (an "Additional Financing"), the Company and/or any Subsidiary of the Company, as the case may be, shall notify the Purchaser of its intention to enter into such Additional Financing. In connection therewith, the Company and/or the applicable Subsidiary thereof shall submit a fully executed term sheet (a "Proposed Term Sheet") to the Purchaser setting forth the terms, conditions and pricing of any such Additional Financing (such financing to be negotiated on "arm's length" terms and the terms thereof to be negotiated in good faith) proposed to be entered into by the Company and/or such Subsidiary. The Purchaser shall have the right, but not the obligation, to deliver its own proposed term sheet (the "Purchaser Term Sheet") setting forth the terms and conditions upon which the Purchaser would be willing to provide such Additional Financing to the Company and/or such Subsidiary. The Purchaser Term Sheet shall contain terms no less favorable to the Company and/or such Subsidiary than those outlined in Proposed Term Sheet. The Purchaser shall deliver such Purchaser Term Sheet within ten business days of receipt of each such Proposed Term Sheet. If the provisions of the Purchaser Term Sheet are at least as favorable to the Company and/or such Subsidiary, as the case may be, as the provisions of the Proposed Term Sheet, the Company and/or such Subsidiary shall enter into and consummate the Additional Financing transaction outlined in the Purchaser Term Sheet.

(b) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchaser to consummate an Additional Financing with the Company or any of its Subsidiaries.

     6.18 Authorization and Reservation of Shares. The Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of the Note and exercise of the Warrants.

     6.19 Termination of Mortgages. The Company hereby covenants and agrees that, by January 31, 2006, in connection with the consummation of a contemplated sale/leaseback arrangement for the property located at 2495 Haines Road, Mississauga, Ontario (the "Property") it shall have terminated all mortgages on the Property, including, without limitation: (i) that certain Charge/Mortgage of Land between Steelbank Tubular Inc. and the Equitable Trust Company, as guaranteed by Tarpon Industries Inc. and all documents ancillary thereto; (ii) that certain Bolton Steel Tube Co. Ltd. second mortgage with an approximate principal balance as of the date hereof of $1,008,000; and (iii) that certain Bolton Steel Tube Co. Ltd. third mortgage with an approximate principal balance as of the date hereof of $420,000.

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

     7.1 Confidentiality. The Purchaser will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     7.2 Non-Public Information. The Purchaser will not effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

     7.3 Limitation on Acquisition of Common Stock of the Company. Notwithstanding anything to the contrary contained in this Agreement, any
Related Agreement or any document, instrument or agreement entered into in connection with any other transactions between the Purchaser and the Company, the Purchaser may not acquire stock in the Company (including, without limitation, pursuant to a contract to purchase, by exercising an option or warrant, by converting any other security or instrument, by acquiring or exercising any other right to acquire, shares of stock or other security convertible into shares of stock in the Company, or otherwise, and such contracts, options, warrants, conversion or other rights shall not be enforceable or exercisable) to the extent such stock acquisition would cause any interest (including any original issue discount) payable by the Company to the Purchaser not to qualify as "portfolio interest" within the meaning of Section 881(c)(2) of the Code, by reason of Section 881(c)(3) of the Code, taking into account the constructive ownership rules under Section 871(h)(3)(C) of the Code (the "Stock Acquisition Limitation"). The Stock Acquisition Limitation shall automatically become null and void without any notice to the Company upon the earlier to occur of either (a) the Company's delivery to the Purchaser of a Notice of Redemption (as defined in the Note) or (b) the existence of an Event of Default (as defined in the Note) at a time when the average closing price of the Company's common stock as reported by Bloomberg, L.P. on the Principal Market for the immediately preceding five trading days is greater than or equal to 150% of the Fixed Conversion Price (as defined in the Note).

     8. Covenants of the Company and the Purchaser Regarding Indemnification.

     8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which result, arise out of or are based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or
(ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and the Purchaser relating hereto or thereto.

     8.2 Purchaser's Indemnification. The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which result, arise out of or are based upon: (i) any misrepresentation by the Purchaser or breach of any warranty by the Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by the Purchaser of any covenant or undertaking to be performed by the Purchaser hereunder, or any other agreement entered into by the Company and the Purchaser relating hereto.

     8.3 Procedure. Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Article 8 and shall only relieve it from any liability which it may have to such Indemnified Party under this Article 8 if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Article 8 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

     9. Conversion of Convertible Note.

     9.1 Mechanics of Conversion.

(a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued will be freely transferable following sale pursuant to an effective registration statement, unless otherwise freely transferable pursuant to Rule 144, and subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

     (b) The Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser's prime broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

     (c) The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to
Section 9 hereof upon conversion of the Note in the amount equal to the greater of: (i) $500 per business day after the Delivery Date; or (ii) the Purchaser's actual damages from such delayed delivery. The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages. Such documentation shall show the number of shares of Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.

     10. Registration Rights.

     10.1 Registration Rights Granted. The Company hereby grants registration rights to the Purchaser pursuant to the Registration Rights Agreement. 10.2 Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), except as disclosed in Schedule 10.2, neither the Company nor any of its Subsidiaries will, prior to the full repayment or conversion of the Note (together with all accrued and unpaid interest and fees related thereto), (x) enter into any equity line of credit agreement or similar agreement or (y) issue, or enter into any agreement to issue, any securities with a variable/floating conversion and/or pricing feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement).

     11. Miscellaneous.

     11.1 Governing Law, Jurisdiction and Waiver of Jury Trial.

          (a) THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


          (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE PURCHASER, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER RELATED AGREEMENTS; PROVIDED, THAT THE PURCHASER AND THE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL (AS DEFINED IN THE MASTER SECURITY AGREEMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS (AS DEFINED IN THE MASTER SECURITY AGREEMENT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 11.9 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) THE PARTIES  DESIRE THAT THEIR  DISPUTES BE RESOLVED BY A
JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASER AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     11.2 Severability. Wherever possible each provision of this Agreement and the Related Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any Related Agreement shall be prohibited by or invalid or illegal under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity or illegality, without invalidating the remainder of such provision or the remaining provisions thereof which shall not in any way be affected or impaired thereby.

     11.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the obligations arising hereunder, under the Note and under the other Related Agreements.

     11.4 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person or entity which shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. The Purchaser shall not be permitted to assign its rights hereunder or under any Related Agreement to a competitor of the Company unless an Event of Default (as defined in the Note) has occurred and is continuing.

     11.5 Entire Agreement; Maximum Interest. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Nothing contained in this Agreement, any Related Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Purchaser and thus refunded to the Company.

     11.6 Amendment and Waiver.

          (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

          (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

          (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

     11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

     11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

          (a) upon personal delivery to the party to be notified;

          (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

          (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

                                      Tarpon Industries, Inc.
         If to the Company, to:       2420 Wills St.
                                      Marysville, MI 48040


                                      Attention: Chief Financial Officer
                                      Facsimile:        (810) 364-4347

                                      with a copy to:

                                      Ruskin Moscou Faltischek, P.C.
                                      East Tower, 15th Floor
                                      1425 Reckson Plaza
                                      Uniondale, NY 11556-1425
                                      Attention:  Stuart M. Sieger, Esq.
                                      Facsimile: (516) 663-6746


         If to the Purchaser, to:     Laurus Master Fund, Ltd.
                                      c/o M&C Corporate Services Limited
                                      P.O.  Box 309 GT
                                      Ugland House
                                      George Town
                                      South Church Street
                                      Grand Cayman, Cayman Islands
                                      Facsimile:        345-949-8080

                                      with a copy to:

                                      John E.  Tucker, Esq.
                                      825 Third Avenue 14th Floor
                                      New York, NY 10022
                                      Facsimile:        212-541-4434

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

     11.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement or any Related Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement and/or such Related Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     11.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

     11.12 Broker's Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

     11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement or any Related Agreement to favor any party against the other.

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                  PURCHASER:

TARPON INDUSTRIES, INC.                   LAURUS MASTER FUND, LTD.


By: s/s Peter Farquhar                    By: s/s David Grin
    -----------------------                  -----------------------------
Name: Peter Farquhar                      Name: David Grin
    -----------------------                  -----------------------------
Title:Chief Executive Officer             Title:Director

                                    EXHIBIT A

                            FORM OF CONVERTIBLE NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                                 FORM OF OPINION

                                    EXHIBIT D

                            FORM OF ESCROW AGREEMENT

EXHIBIT 99.2


THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TARPON INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE RIGHTS OF LAURUS MASTER FUND, LTD. ("LAURUS") AND SUBESEQUENT HOLDERS OF THIS SECURED CONVERTIBLE TERM NOTE (THIS "NOTE") ARE SUBORDINATED TO THE RIGHTS AND INTERESTS OF LASALLE BANK MIDWEST N.A. AND ABN AMRO BANK, N.V., CANADA BRANCH (COLLECTIVELY "LASALLE") PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND AMONG LASALLE, EUGENE WELDING COMPANY, STEELBANK TUBULAR INC., MTM ACQUISITION COMPANY, JS&T ACQUISITION COMPANY, FM, INC. TARPON INDUSTRIES, INC. AND LAURUS DATED AS OF THE DATE HEREOF (AS AMENDED, MODIFIED OR SUPPLEMENTED, THE "SUBORDINATION AGREEMENT").



                          SECURED CONVERTIBLE TERM NOTE

     FOR VALUE RECEIVED, TARPON INDUSTRIES, INC., a Michigan corporation (the "Company"), promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "Holder") or its
registered assigns or successors in interest, the sum of Six Million ($6,000,000), together with any accrued and unpaid interest hereon, on December 13, 2008 (the "Maturity Date") if not sooner paid.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the "Purchase Agreement").

                  The following terms shall apply to this Secured Convertible Term Note (this "Note"):

                                   ARTICLE I
                         CONTRACT RATE AND AMORTIZATION

     1.1 Contract Rate. Subject to Sections 4.2 and 5.10, interest payable on the outstanding principal amount of this Note (the "Principal Amount") shall accrue at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "Prime Rate"), plus two percent (2.0%) (the "Contract Rate"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. Subject to Section 1.2, the Contract Rate shall not at any time be less than eight percent (8.0%). Interest shall be
(i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on January 1, 2006, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

     1.2 Contract Rate Payments. The Contract Rate shall be calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date (each a "Determination Date").

     1.3 Principal Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "Principal Amount") shall be made by the Company on April 1, 2006 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "Amortization Date"). Subject to Article III below, commencing on the first Amortization Date, the Company shall make monthly payments to the Holder on each Repayment Date, each such payment in the amount of $187,500 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Purchase
Agreement and/or any other Related Agreement (collectively, the "Monthly Amount"). Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

                                   ARTICLE II
                            CONVERSION AND REDEMPTION

     2.1 Payment of Monthly Amount.

(a) Payment in Cash or Common Stock. If the Monthly Amount (or a portion of such Monthly Amount if not all of the Monthly Amount may be converted into shares of Common Stock pursuant to Section 3.2) is required to be paid in cash pursuant to
Section 2.1(b), then the Company shall pay the Holder an amount in cash equal to 100% of the Monthly Amount (or such portion of such Monthly Amount to be paid in cash) due and owing to the Holder on the Amortization Date. If the Monthly Amount (or a portion of such Monthly Amount if not all of the Monthly Amount may be converted into shares of Common Stock pursuant to Section 3.2) is required to be paid in shares of Common Stock pursuant to Section 2.1(b), the number of such shares to be issued by the Company to the Holder on such Amortization Date (in respect of such portion of the Monthly Amount converted into shares of Common Stock pursuant to Section 2.1(b)), shall be the number determined by dividing
(i) the portion of the Monthly Amount converted into shares of Common Stock, by
(ii) the then applicable Fixed Conversion Price. For purposes hereof, subject to
Section 3.6 hereof, the initial "Fixed Conversion Price" means $3.27.

     (b) Monthly Amount Conversion Conditions. Subject to Sections 2.1(a), 2.2, and 3.2 hereof, the Holder shall convert into shares of Common Stock all or a portion of the Monthly Amount due on each Amortization Date if the following conditions (the "Conversion Criteria") are satisfied: (i) the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five (5) trading days immediately preceding such Amortization Date shall be greater than or equal to 115% of the Fixed Conversion Price and (ii) the amount of such conversion does not exceed twenty five percent (25%) of the aggregate dollar trading volume of the Common Stock for the period of twenty-two
(22) trading days immediately  preceding such  Amortization  Date. If subsection
(i) of the Conversion Criteria is met but subsection (ii) of the Conversion Criteria is not met as to the entire Monthly Amount, the Holder shall convert only such part of the Monthly Amount that meets subsection (ii) of the Conversion Criteria. Any portion of the Monthly Amount due on an Amortization Date that the Holder has not been able to convert into shares of Common Stock due to the failure to meet the Conversion Criteria, shall be paid in cash by the Company at the rate of 100% of the Monthly Amount otherwise due on such Amortization Date, within three (3) business days of such Amortization Date.

     2.2 No Effective Registration. Notwithstanding anything to the contrary herein, none of the Company's obligations to the Holder may be converted into Common Stock unless (a) either (i) an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in connection with satisfaction of such obligations exists or
(ii) an exemption from registration for resale of all of the Common Stock issued and issuable is available pursuant to Rule 144 of the Securities Act and (b) no Event of Default (as hereinafter defined) exists and is continuing, unless such Event of Default is cured within any applicable cure period or otherwise waived in writing by the Holder.

     2.3 Optional Redemption in Cash. The Company may prepay this Note ("Optional Redemption") (i) prior to the first anniversary of the date hereof, by paying to the Holder a sum of money equal to one hundred thirty percent (130%) of the Principal Amount outstanding at such time, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement; (ii) after the first anniversary of the date hereof, but prior to the second anniversary of the date hereof, by paying to the Holder a sum of money equal to one hundred twenty-five percent (125%) of the of the Principal Amount outstanding at such time, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement; or (iii) after the second anniversary of the date hereof, but prior to the Maturity Date, by paying to the Holder a sum of money equal to one hundred twenty percent (120%) of the of the Principal Amount outstanding at such time, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement (such applicable amount to be paid, the"Redemption Amount"). The Company shall deliver to the Holder a written notice of redemption (the "Notice of Redemption") specifying the date for such Optional Redemption (the "Redemption Payment Date"), which date shall be ten
(10) business days after the date of the Notice of Redemption (the "Redemption Period"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has previously delivered a Notice of Conversion (as hereinafter defined) or for conversions elected to be made by the Holder pursuant to Article III during the Redemption Period. The Redemption Amount shall be determined as if the Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Company fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Redemption Notice will be null and void.

                                  ARTICLE III
                           HOLDER'S CONVERSION RIGHTS

     3.1 Optional Conversion. Subject to the terms set forth in this Article III, the Holder shall have the right, but not the obligation, to convert all or any portion of the issued and outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of Common Stock at the Fixed Conversion Price. The shares of Common Stock to be issued upon such conversion are herein referred to as, the "Conversion Shares."

     3.2 Conversion Limitation.

     Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Conversion Share limitation described in this
Section 3.2 shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default, upon 75 days prior notice to the Company, or upon receipt by the Holder of a Notice of Redemption, except that at no time shall the number of shares of Common Stock beneficially owned by the Holder a exceed 19.99% of the outstanding shares of Common Stock. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holder at a price below $2.75 per share pursuant to the terms of this Note, the Purchase Agreement or any other Related Agreement, shall not exceed an aggregate of 927,560 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock) (the "Maximum Common Stock Issuance"), unless the issuance of Common Stock hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to the terms of this Note, the Purchase Agreement or any other Related Agreement, together with the number of shares of Common Stock that would then be issuable by the Company to the Holder in the event of a conversion or exercise pursuant to the terms of this Note, the Purchase Agreement or any other Related Agreement, would exceed the Maximum Common Stock Issuance but for this Section 3.2, the Company shall promptly call a shareholders meeting to solicit shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance. Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.2 are irrevocable and may not be waived by the Holder or the Company.

     3.3 Mechanics of Holder's Conversion. In the event that the Holder elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion in substantially the form of Exhibit A hereto (appropriate completed) ("Notice of Conversion") to the Company and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees that are being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Company within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date (the "Conversion Date"). Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Company of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of the Conversion Shares, unless the Holder provides the Company written instructions to the contrary.

     3.4 Late Payments. The Company understands that a delay in the delivery of the Conversion Shares in the form required pursuant to this Article beyond the Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, in addition to all other rights and remedies which the Holder may have under this Note, applicable law or otherwise, the Company shall pay late payments to the Holder for any late issuance of Conversion Shares in the form required pursuant to this Article II upon conversion of this Note, in the amount equal to $500 per business day after the Delivery Date. The Company shall make any payments incurred under this Section in immediately available funds upon demand.

     3.5 Conversion Mechanics. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price. In the event of any conversions of a portion of the outstanding Principal Amount pursuant to this Article III, such conversions shall be deemed to constitute conversions of the outstanding Principal Amount applying to Monthly Amounts for the remaining Amortization Dates in chronological order.

     3.6 Adjustment Provisions. The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to this Note shall be subject to adjustment from time to time upon the occurrence of certain events during the period that this conversion right remains outstanding, as follows:

     (a) Reclassification. If the Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to or (ii) immediately after, such reclassification or other change at the sole election of the Holder.


     (b) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by the Company in shares of Common Stock, the Fixed Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     3.7 Reservation of Shares. During the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Conversion Shares upon the full conversion of this Note and the Warrant. The Company represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for the Conversion Shares upon the conversion of this Note.

     3.8 Registration Rights. The Holder has been granted registration rights with respect to the Conversion Shares as set forth in the Registration Rights Agreement.

     3.9 Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principal balance of this Note and interest which shall not have been converted or paid and this Note shall be cancelled and returned to the Company. Subject to the provisions of Article IV of this Note, the Company shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

     4.1 Events of Default. The occurrence of any of the following events set forth in this Section 4.1 shall constitute an event of default ("Event of Default") hereunder:

     (a) Failure to Pay. The Company fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue for a period of three (3) business days following the date upon which any such payment was due.

     (b) Breach of Covenant. The Company or any of its Subsidiaries breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

     (c) Breach of Representations and Warranties. Any representation, warranty or statement made or furnished by the Company or any of its Subsidiaries in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

     (d) Default Under Other Agreements. The occurrence of any default (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness or contingent obligation of the Company or any of its Subsidiaries (including, without limitation, the indebtedness evidenced by the Loan Agreement dated as of February 17, 2005 by and among LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch and SteelBank Inc., as amended and the Loan and Security Agreement dated as of August 11, 2004 by and between Standard Federal Bank N.A. (now known as LaSalle Bank Midwest N.A.) and Eugene Welding Co., as amended beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable;

     (e) Material Adverse Effect. Any change or the occurrence of any event which could reasonably be expected to have a Material Adverse Effect;

     (f) Bankruptcy. The Company or any of its Subsidiaries shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent,
(v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within fifteen (15) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

     (g) Judgments. Attachments or levies in excess of $100,000 in the aggregate are made upon the Company or any of its Subsidiary's assets or a judgment is rendered against the Company's property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within sixty (60) days from the entry thereof;

     (h) Insolvency. The Company or any of its Subsidiaries shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     (i) Change of Control. A Change of Control (as defined below) shall occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing, such consent not to be unreasonably withheld. A "Change of Control" shall mean any event or circumstance as a result of which
(i) any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Company, (ii) the Board of Directors of the Company shall cease to consist of a majority of the Company's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment) or (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

     (j) Indictment; Proceedings. The indictment or threatened indictment of the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company or any of its Subsidiaries;

     (k) The Purchase Agreement and Related Agreements. (i) An Event of Default shall occur under and as defined in the Purchase Agreement or any other Related Agreement and shall be continuing beyond any applicable grace period, (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen
(15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement or (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

     (l) Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty
(30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

     (m) Failure to Deliver Common Stock or Replacement Note. The Company's failure to deliver Common Stock to the Holder pursuant to and in the form required by this Note and the Purchase Agreement and, if such failure to deliver Common Stock shall not be cured within two (2) business days or the Company is required to issue a replacement Note to the Holder and the Company shall fail to deliver such replacement Note within seven (7) business days.

     4.2 Default Interest. Following the occurrence and during the continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to two percent (2%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

     4.3 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment ("Default Payment"). The Default Payment shall be 120% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 4.3.

                                   ARTICLE V
                                 MISCELLANEOUS

     5.1 Conversion Privileges. The conversion privileges set forth in Article III shall remain in full force and effect immediately from the date hereof until the date this Note is indefeasibly paid in full and irrevocably terminated.

     5.2 Cumulative Remedies. The remedies under this Note shall be cumulative.

     5.3 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     5.4 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Company pursuant to the Purchase Agreement.

     5.5 Amendment Provision. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

     5.6 Assignability. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

     5.7 Cost of Collection. In case of any Event of Default under this Note, the Company shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

     5.8 Governing Law, Jurisdiction and Waiver of Jury Trial.

     (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     (c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     5.9 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

     5.10 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

     5.11 Security Interest and Guarantee. The Holder has been granted a security interest (i) in certain assets of the Company and its Subsidiaries as more fully described in the Master Security Agreement dated as of the date hereof and (ii) in the equity interests of the Companies' Subsidiaries pursuant to the Stock Pledge Agreement dated as of the date hereof. The obligations of the Company under this Note are guaranteed by certain Subsidiaries of the Company pursuant to the Subsidiary Guaranty dated as of the date hereof.

     5.12 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

     5.13 Registered Obligation. This Note is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register the Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected(i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B); provided, however, these requirements shall not apply to the exercise of "Senior Lender's" rights with respect to this Note under the Subordination Agreement identified in the legend on the face page of this Note.

       Balance of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Secured Convertible Term Note to be signed in its name effective as of this 13th day of December, 2005.


                                         TARPON INDUSTRIES, INC.


                                         By:/s/ Peter Farquhar
                                            Name:  Peter Farquhar
                                            ---------------------
                                            Title: Chief Exective Officer

WITNESS:

/s/Pat Hook
-----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to convert all or part of the Secured Convertible Term Note into Common Stock)

[Name and Address of Company]

     The undersigned hereby converts $_________ of the principal due on [specify applicable Repayment Date] under the Secured Convertible Term Note dated as of _________, 200__ (the "Note") issued by [Newco] (the "Company") by delivery of shares of Common Stock of the Company ("Shares") on and subject to the conditions set forth in the Note.

1. Date of Conversion _______________________

2. Shares To Be Delivered: _______________________


                                          [HOLDER]


                                          By:_______________________________
                                          Name:_____________________________
                                          Title:____________________________

EXHIBIT 99.3


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TARPON INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


            Right to Purchase up to 390,000 Shares of Common Stock of TARPON INDUSTRIES, INC (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. _________________                            Issue Date:  December 13, 2005

     TARPON INDUSTRIES, INC. a corporation organized under the laws of the State of Michigan (the "Company"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business December 13, 2012 (the "Expiration Date"), up to 390,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include Tarpon Industries, Inc. and any corporation which shall succeed, or assume the obligations of, Tarpon Industries, Inc. hereunder.

          (b) The term "Common Stock" includes (i) the Company"s Common Stock, no par value per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

               (d) The "Exercise Price" applicable under this Warrant shall be as follows:

                   (i) a price of $3.81

     1. Exercise of Warrant.

     1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

     1.2. Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or Capital Market of The Nasdaq Stock Market, Inc.("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD Over the Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

     1.3. Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

     1.4. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of this Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Procedure for Exercise.

     2.1. Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     2.2. Exercise.

          (a) Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of this Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of this Warrant in accordance with the formula set forth in subsection (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

          (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

        X=                  Y(A-B)
                              A

     Where X = the number of shares of Common Stock to be issued to the Holder

     Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

     A = the Fair Market Value of one share of the Company"s Common Stock (at the date of such calculation)

     B = the Exercise Price per share (as adjusted to the date of such calculation)

     3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

     3.1. Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

     3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder (the "Trustee").

     3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holder will be delivered to the Holder or the Trustee as contemplated by Section 3.2.

     4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock or any preferred stock issued by the Company (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 4).

     5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

     6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

     7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor"s endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor"s counsel (at the Company's expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Registration Rights. The Holder has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Holder dated as of the date hereof, as the same may be amended, modified and/or supplemented from time to time.

     10. Maximum Exercise Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to exercise this Warrant in connection with that number of shares of Common Stock which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, as amended, and Regulation 13d-3 thereunder. The conversion limitation described in this Section 10 shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default under and as defined in the Note made by the Company to the Holder dated the date hereof (as amended, modified or supplemented from time to time, the "Note"), or upon 75 days prior notice to the Company, except that at no time shall the number of shares of Common Stock beneficially owned by the Holder exceed 19.99% of the outstanding shares of Common Stock. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holder at a price below $2.85 per share pursuant to the terms of this Warrant, the Note, the Purchase Agreement (as defined in the Note), any Related Agreement (as defined in the Purchase Agreement) or otherwise, shall not exceed an aggregate of 927,560 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock) (the "Maximum Common Stock Issuance"), unless the issuance of Common Stock hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to the terms of this Warrant, the Note, the Purchase Agreement or any Related Agreement, together with the number of shares of Common Stock that would then be issuable by the Company to the Holder in the event of a conversion or exercise pursuant to the terms of this Warrant, the Note, the Purchase Agreement, any Related Agreement or otherwise, would exceed the Maximum Common Stock Issuance but for this Section 10, the Company shall promptly call a shareholders meeting to solicit shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance.

     11. Warrant Agent. The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to
Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

     14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE HOLDER MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                                               TARPON INDUSTRIES, INC

WITNESS:                                       By: /s/ Peter Farquhar
                                                   ------------------------
                                               Name: Peter Farquhar
/s/Pat Hook                                    Title:  CEO
----------------

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (To Be Signed Only On Exercise Of Warrant)


TO:  TARPON INDUSTRIES, INC

     Attention:        Chief Financial Officer

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

_____      ________ shares of the Common Stock covered by such Warrant; or

_____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

     The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

_____      $__________ in lawful money of the United States; and/or

_____ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calcula-
           tion); and/or

_____ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

     The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________________
whose                                 address                                 is
___________________________________________________________________________.

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:_______________________              _______________________________
                                          (Signature must conform to name of
                                           holder as specified on the face of
                                           the Warrant)

                                          Address:_________________________
                                                  _________________________

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To Be Signed Only On Transfer Of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of [Newco] into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of [Newco] with full power of substitution in the premises.

                                           Percentage             Number
Transferees         Address                Transferred          Transferred

_______________     __________________     _________________    ____________

_______________     __________________     _________________    ____________

_______________     __________________     _________________    ____________

_______________     __________________     _________________    ____________



Dated:________________________         _________________________________________
                                       (Signature must conform to name of holder
                                        as specified on the face of the Warrant)

                                       Address: ________________________________
                                                ________________________________


                                       SIGNED IN THE PRESENCE OF:

                                       _________________________________________
                                                       (Name)


ACCEPTED AND AGREED:
[TRANSFEREE]

_______________________________
           (Name)

EXHIBIT 99.4

                               SUBSIDIARY GUARANTY

New York, New York                                           December 13, 2005


     FOR VALUE RECEIVED, and in consideration of note purchases from, or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. ("Laurus") to or for the account of Tarpon Industries, Inc., a Michigan corporation (the "Company") from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes or make other extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as "Guarantors" or "the undersigned") unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities the Company to Laurus under that certain Secured Convertible Term Note of even date herewith issued by the Company to Laurus in the original principal amount of $6,000,000 (as amended, modified or supplemented, the "Note"), the Securities Purchase Agreement of even date herewith between the Company and Laurus pursuant to which said Note was issued (as amended, modified or supplemented, the "Securities Purchase Agreement"), the Master Security Agreement of even date herewith between Laurus, the Company and each of the undersigned (as amended, modified or supplemented, the "Master Security Agreement"), the Stock Pledge Agreement of even date herewith between Laurus, the Company and each of the undersigned (as amended, modified or supplemented, the "Stock Pledge Agreement") and each Related Agreement (as such term is defined in the Securities Purchase Agreement)(as amended, modified or supplemented, the "Related Agreements", and together with the Note, the Securities Purchase Agreement, the Master Security Agreement and the Stock Pledge Agreement, the "Documents"), and any obligations or liabilities of such Company to Laurus thereunder (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of any Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:

     1. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with any Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and any Company or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other United States federal or state or Canadian federal or provincial bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of any Company, or any change in the composition, nature, personnel or location of any Company and shall extend to any successor entity to each Company, including a debtor in possession or the like under any Insolvency Law.

     2. Guaranty Absolute. Subject to Section 5(c) hereof, each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto. Guarantors hereby knowingly accept the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that the Company will contract additional obligations and liabilities for which Guarantors may be liable hereunder after such Company's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not such Company has properly authorized incurring such additional obligations and liabilities. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to any Company, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to any Company shall be governed solely by the provisions of the Documents. The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c)
any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees,
(d) any limitation on any party's liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest.

     3. Waivers.

          (a) This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. Each of the undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, any Company and/or the undersigned with respect to the undersigned's obligations under this Guaranty, or which any Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

          (b) Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any Company's financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

          (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against any Company or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from any Company in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by each Company on account of the Obligations are indefeasibly paid in full and Laurus' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus' obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future obligations and liabilities of the Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all Obligations of the Company to Laurus.

     4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus' possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an "Affiliate") shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned's obligations and liabilities to Laurus and to any affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

     5. Representations and Warranties. Each of the undersigned hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

          (a) Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

          (b) Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

          (c) Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor's rights and general principles of equity that restrict the availability of equitable or legal remedies.

          (d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of Laurus on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          (e) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned except for LaSalle Bank Midwest N.A.) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          (f) Litigation. Except as disclosed on Schedule 5(f) hereto, no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

          (g) Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Companies to Laurus.

          (h) Solvency. As of the date of this Guaranty, (a) the fair saleable value of its assets exceeds its liabilities and (b) it is meeting its current liabilities as they mature.

     6. Acceleration.

          (a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by any Company or any of the undersigned to Laurus, or either any Company or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus' possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus' option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Companies.

          (b) Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned's obligations hereunder.

     7. Payments from Guarantors. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in an interest bearing cash collateral deposit account to be maintained as security for the Obligations.

     8. Costs. The undersigned shall pay on demand, all reasonable costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

     9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned's successors and assigns, until all of the Obligations have been indefeasibly paid in full and Laurus' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

     10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned's obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

     11. Books and Records. The books and records of Laurus showing the account between Laurus and each Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

     12. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

     13. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH OF THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY OF THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, ANY DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     14.  Governing  Law;  Jurisdiction.  THIS  GUARANTY  CANNOT BE  CHANGED  OR
TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OF THE UNDERSIGNED, ON THE ONE HAND, AND LAURUS, ON THE OTHER HAND, PERTAINING TO THIS GUARANTY OR ANY OF THE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE DOCUMENTS; PROVIDED, THAT EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH OF THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH UNDERSIGNED HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH UNDERSIGNED'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     15. Understanding With Respect to Waivers and Consents. Each Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against any Company, Laurus or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

     16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus.

     18. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) business days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

     19. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

     20. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by such such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

     21. Release. Nothing except indefeasible payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

     22. Remedies Not Exclusive. The remedies conferred upon Laurus in this Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to Laurus under applicable law or otherwise.

     23. Limitation of Obligations under this Guaranty. Each Guarantor and Laurus (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar United States federal or state or Canadian federal or provincial law. To effectuate the foregoing intention, each Guarantor and Laurus (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors (including this Guaranty), result in the Obligations of such Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                        [REMAINDER OF THIS PAGE IS BLANK.
                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date and year here above written.


                            EUGENE WELDING CO.

                             By:  /s/Peter Farquhar
                                ---------------------------------------------
                             Name: Peter Farquhar
                             Title: Chief Executive Officer

                             Address: 2420 Willis St.
                                      Marysville, MI 48040
                              Telephone: 810-364-7421
                             Facsimile:  810-364-4347
                             State of Formation:  Michigan


                             STEELBANK TUBULAR, INC.

                             By:  /s/Peter Farquhar
                                ---------------------------------------------
                             Name: Peter Farquhar
                             Title: Chief Executive Officer

                             Address:  2495 Haines Road
                                       Mississauga, Ontario L44147
                              Telephone: 905-281-3300
                             Facsimile:  905-212-1289
                             State of Formation: New Brunswick


                             MTM ACQUISITION COMPANY

                             By:  /s/Peter Farquhar
                                ---------------------------------------------
                             Name: Peter Farquhar
                             Title: Chief Executive Officer

                             Address: 2420 Willis St.
                                      Marysville, MI 48040
                             Telephone: 810-364-7421
                             Facsimile: 810-364-4347
                             State of Formation:  Michigan

                              JS&T ACQUISITION COMPANY

                              By:  /s/Peter Farquhar
                                ---------------------------------------------
                             Name: Peter Farquhar
                             Title: Chief Executive Officer

                             Address: 2420 Willis St.
                                      Marysville, MI 48040
                             Telephone: 810-364-7421
                             Facsimile: 810-364-4347
                             State of Formation:  Michigan


                             FM, INC.

                             By:  /s/Peter Farquhar
                                ---------------------------------------------
                             Name: Peter Farquhar
                             Title: Chief Executive Officer

                             Address: 2420 Willis St.
                                      Marysville, MI 48040
                             Telephone: 810-364-7421
                             Facsimile: 810-364-4347
                             State of Formation:  Michigan

EXHIBIT 99.5
                             STOCK PLEDGE AGREEMENT


     This Stock Pledge Agreement (this "Agreement"), dated as of December 13, 2005, among Laurus Master Fund, Ltd. (the "Pledgee"), Tarpon Industries, Inc., a Michigan corporation (the "Company"), and each of the other undersigned parties (other than the Pledgee) (the Company and each such other undersigned party, a "Pledgor" and collectively, the "Pledgors").

                                   BACKGROUND

     The Company has entered into a Securities Purchase Agreement, dated as of December 12, 2005 (as amended, modified, restated or supplemented from time to time, the "Securities Purchase Agreement"), pursuant to which the Pledgee provides or will provide certain financial accommodations to the Company.

     In order to induce the Pledgee to provide or continue to provide the financial accommodations described in the Securities Purchase Agreement, each Pledgor has agreed to pledge and grant a security interest in the collateral described herein to the Pledgee on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used herein which are not defined shall have the meanings given to them in the Securities Purchase Agreement.

     2. Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of (the following clauses (a) and (b), collectively, the "Obligations") (a) the obligations under the Securities Purchase Agreement and the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and the Related Agreements, as each may be amended, restated, modified and/or supplemented from time to time, collectively, the "Documents") and (b) all other obligations and liabilities of each Pledgor to the Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against any Pledgor under Title 11, United States Code, including, without limitation, obligations of each Pledgor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case), each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the "Collateral"):

     (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (together with any additional shares of stock or other equity interests acquired by any Pledgor, the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

     (b) all additional shares of stock of any issuer (each, an "Issuer") of the Pledged Stock from time to time acquired by any Pledgor in any manner, including, without limitation, any shares acquired pursuant to the transactions listed on Schedule 3(a) hereto and any stock dividends or a distribution in connection with any other increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, that, subject to Section 7 hereof, in the case of any Issuer organized or incorporated in Canada (each, a "Canadian Issuer"), such additional shares shall only be pledged to Pledgee and considered Pledged Stock hereunder to the extent that such shares comprise a maximum of 65% of the total combined voting power of all classes of voting capital stock ("Voting Stock") of any Canadian Issuer, but if any class of shares of any Canadian Issuer is non-voting capital stock ("Non-Voting Stock"), then all such Non-Voting Stock shall be pledged to Pledgee and considered Pledged Stock hereunder; and

     3. all options and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock that is capital stock of any Issuer organized or incorporated in the United States (a "US Issuer") or that is Non-Voting Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights; provided, however, that, subject to Section 7 hereof, in the case of any Canadian Issuer, such additional shares of Voting Stock shall only be pledged to Pledgee and considered Pledged Stock hereunder to the extent that such shares comprise a maximum of 65% of the total Voting Stock; notwithstanding the foregoing, however, upon an Event of Default, the term "Collateral" shall mean all Voting Stock and all Nonvoting Stock of each Canadian Issuer.

     4. Delivery of Collateral. All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Pledgee. Each Pledgor hereby authorizes the Issuer upon demand by the Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to the Pledgee, in each case to be held by the Pledgee, subject to the terms hereof. Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace period (as defined below), the Pledgee shall have the right, during such time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Stock. In addition, the Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

     5. Representations and Warranties of each Pledgor. Each Pledgor jointly and severally represents and warrants to the Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Obligations have been paid in full and each Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

     (a) the execution, delivery and performance by each Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to any Pledgor;

     (b) this Agreement constitutes the legal, valid, and binding obligation of each Pledgor enforceable against each Pledgor in accordance with its terms;

     (c) (i) (x) all Pledged Stock owned by each Pledgor in any US Issuer is set forth on Schedule A hereto and (y) all Pledged Stock owned by each Pledgor in any Canadian Issuer is set forth on Schedule A hereto, which, subject to Section 7 hereof, Pledged Stock shall not constitute in excess of 65% of any class of the issued and outstanding stock of such Canadian Issuer; and (ii) each Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

     (d) all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

     (e) no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Pledgee of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

     (f) there are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

     (g) each Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Pledgee in accordance with the terms of this Agreement;

     (h) each Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Pledgee hereunder, the Collateral shall be, immediately following the closing of the transactions contemplated by the Documents, free and clear of any other security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, "Liens") except for the Liens existing on the date hereof in favor of LaSalle Bank Midwest N.A. and ABN AMRO Bank N.V., Canada Branch (collectively, "LaSalle")" which Liens are subordinate to the liens of Pledgee pursuant to the terms of that certain Subordination Agreement by and among LaSalle, the Company, the Pledgors and the Pledgee, dated as of the date hereof (as amended, modified or supplemented, the "Subordination Agreement");

     (i) there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties except for the restrictions set forth in the Subordination Agreement;

     (j) none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

     (k) the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgee all rights of each Pledgor in the Collateral as contemplated by this Agreement; and

     (l) The Pledged Stock constitutes (i) one hundred percent (100%) of the issued and outstanding shares of capital stock of each US Issuer; (ii) one hundred percent (100%) of the issued and outstanding shares of Non-Voting Stock of each Canadian Issuer; and (ii) subject to Section 7 hereof, sixty-five percent (65%) of the issued and outstanding shares of Voting Stock of each Canadian Issuer.

     6. Covenants. Each Pledgor jointly and severally covenants that, until the Obligations shall be indefeasibly satisfied in full and each Document and each agreement and instrument entered into in connection therewith is irrevocably terminated:

     (a) No Pledgor will sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby other than Liens existing on the date hereof in favor of LaSalle which Liens are subordinate to the Liens of Pledgee pursuant to the terms of the Subordination Agreement.

     (b) Each Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Collateral against the claims of any other party.

     (c) Each Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effectuate the purposes of this Agreement including, but without limitation, delivering to Pledgee, upon the occurrence of an Event of Default, irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee. Until receipt thereof, upon an Event of Default that continues beyond any applicable grace period, that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Collateral then registered in each Pledgor's name.

     (d) No Pledgor will consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of the Issuer; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

     (e) With respect to any capital stock of any Canadian Subsidiary that is not Pledged Stock (the "Remaining Stock"), the Pledgor of such shares hereby covenants and agrees that it shall not sell, transfer or pledge such Remaining Stock to any other Pledgor or to any third party.

     7. Voting Rights and Dividends. In addition to the Pledgee's rights and remedies set forth in Section 9 hereof, in case an Event of Default shall have occurred and be continuing, beyond any applicable cure period, the Pledgee shall
(i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing the Pledgee, with full power of substitution, the proxy and attorney-in-fact of each Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days' written notice (or such shorter notice as is reasonably practicable) of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. Following the occurrence of an Event of Default that continues beyond any applicable grace period, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Pledgee to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of any other Pledgor, and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

     8. Removal of Limitation on Canadian Stock. Pledgee reserves the right after the date hereof to request that Pledgors pledge in excess of 65% of the Voting Stock of the Canadian Issuers in the event that pledging such Voting Stock does not create adverse tax consequences for the Pledgors and/or the Company.

     9. Event of Default. An "Event of Default" under this Agreement shall occur upon the happening of any of the following events:

     (a) An "Event of Default" under any Document or any agreement or note related to any Document shall have occurred and be continuing beyond any applicable cure period;

     (b) Any Pledgor shall default in the performance of any of its obligations under any Document, including, without limitation, this Agreement, and such default shall not be cured during the cure period applicable thereto;

     (c) Any representation or warranty of any Pledgor made herein, in any Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

     (d) Any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Pledgee) of a Lien or other right or interest in or to the Collateral (other than the Liens of LaSalle in existence on the date hereof, which Liens are subordinate to the Liens of Pledgee pursuant to the terms of the Subordination Agreement) and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

     (e) Any Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

     10. Remedies. In case an Event of Default shall have occurred and shall be continuing beyond any applicable grace period, the Pledgee may:

     (a) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

     (b) Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

     (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine, or as may be required by applicable law.

     Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Pledgee hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Pledgee and applied by it as provided in Section 11 hereof. No failure or delay on the part of the Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 11 hereof. The Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York (the "UCC") regardless of the jurisdiction in which enforcement hereof is sought.

     11. Private Sale. Each Pledgor recognizes that the Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that the Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

     12. Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Pledgee as follows:

     (a) First, to the payment of all costs, reasonable expenses and charges of the Pledgee and to the reimbursement of the Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), attorneys' fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

     (b) Second, to the payment of the Obligations, in whole or in part, in such order as the Pledgee may elect, whether or not such Obligations is then due;

     (c) Third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-615(a)(3) of the UCC; and

     (d) Fourth, to the extent of any surplus to the Pledgors or as a court of competent jurisdiction may direct.

     In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, each Pledgor shall be jointly and severally liable for the deficiency plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

     13. Waiver of Marshaling. Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

     14. No Waiver. Any and all of the Pledgee's rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgee in reference to any of the Obligations. Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgee's right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

     15. Expenses. The Collateral shall secure, and each Pledgor shall pay to Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgee under this Agreement or with respect to any of the Obligations.

     16. The Pledgee Appointed Attorney-In-Fact and Performance by the Pledgee. Upon the occurrence of an Event of Default that continues beyond any applicable grace period, each Pledgor hereby irrevocably constitutes and appoints the Pledgee as such Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which the Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Pledgee's name. Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, the Pledgee may itself perform or cause performance thereof, and any costs and expenses of the Pledgee incurred in connection therewith shall be paid by the Pledgors as provided in Section 11 hereof.

     17. Waivers. THE PARTIES HERETO DESIRES THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     18. Recapture. Notwithstanding anything to the contrary in this Agreement, if the Pledgee receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Pledgee, each Pledgor's obligations to the Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

     19. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

     20. Miscellaneous.

     (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

     (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

     (c) In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

     (d) This Agreement shall be binding upon each Pledgor, and each Pledgor's successors and assigns, and shall inure to the benefit of the Pledgee and its successors and assigns.

     (e) Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Securities Purchase Agreement.

     (f) THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (g) EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY PLEDGOR, ON THE ONE HAND, AND THE PLEDGEE, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, PROVIDED, THAT EACH PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PLEDGEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE INDEBTEDNESS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE INDEBTEDNESS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PLEDGEE. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE SUCH PLEDGOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     (h) It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Pledgee, (y) delivering supplements to such exhibits and annexes to such Documents as the Pledgee shall reasonably request and/or set forth in such joinder agreement and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

     (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.


                                         TARPON INDUSTRIES, INC.


                                         By:/s/ Peter Farquhar
                                            ---------------------
                                            Name:  Peter Farquhar
                                            Title: Chief Exective Officer
                                            Address: 2420 Willis Street
                                                     Marysville, MI 48040

                                         EUGENE WELDING CO.

                                         By:/s/ Peter Farquhar
                                            ---------------------
                                            Name:  Peter Farquhar
                                            Title: Chief Exective Officer
                                            Address: 2420 Willis Street
                                                     Marysville, MI 48040


                                         LAURUS MASTER FUND, LTD.


                                         By:/s/ David Grin
                                           ---------------------
                                           Name: David Grin
                                           Title: Director

EXHIBIT 99.6

             TARPON INDUSTRIES, INC. AND CERTAIN OF ITS SUBSIDIARIES
                            MASTER SECURITY AGREEMENT



     THE RIGHTS OF LAURUS MASTER FUND, LTD. ("LAURUS") AND ITS SUCCESSORS AND ASSIGNS ARE SUBORDINATED TO THE RIGHTS AND INTERESTS OF LASALLE BANK MIDWEST N.A. AND LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK, N.V., CANADA
BRANCH (COLLECTIVELY "LASALLE") PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND AMONG LASALLE, EUGENE WELDING COMPANY, STEELBANK TUBULAR INC., MTM ACQUISITION COMPANY, JS&T ACQUISITION COMPANY, FM, INC. TARPON INDUSTRIES, INC. AND LAURUS DATED AS OF THE DATE HEREOF (AS AMENDED, MODIFIED OR SUPPLEMENTED, THE "SUBORDINATION AGREEMENT").


To:      Laurus Master Fund, Ltd.
         c/o M&C Corporate Services Limited
         P.O. Box 309 GT
         Ugland House
         South Church Street
         George Town
         Grand Cayman, Cayman Islands

Date: December 13, 2005

To Whom It May Concern:

     1. To secure the payment of all Obligations (as hereafter defined), Tarpon Industries, Inc. a Michigan corporation (the "Company"), each of the other undersigned parties (other than Laurus Master Fund, Ltd., ("Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by such Assignor, or in which such Assignor now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes), contract rights, commercial tort claims set forth on Exhibit B to this Master Security Agreement, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among such Assignor's affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which such Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and has obtained a written commitment from an unrelated third party financing source to finance such equipment, Laurus shall release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Securities Purchase Agreement referred to below. All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code or Personal Property Security Act as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

     2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, collectively, the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of each such Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, obligations and liabilities of each Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against such Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the "Debtor Relief Laws") in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under any Debtor Relief Law.

     3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

          (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and formed under the respective laws of its jurisdiction of formation set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of formation;

          (b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

          (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in its organizational identification number;

          (d) it is the lawful owner of its Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

          (e) it will keep its Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) the Encumbrances listed on Schedule 3(e) hereto; (ii) Encumbrances securing the Obligations (iii) Encumbrances securing indebtedness of each such Assignor not to exceed $100,000 in the aggregate for all such Assignors so long as all such Encumbrances are removed or otherwise released to Laurus' satisfaction within ten (10) days of the creation thereof; (iv) Encumbrances securing purchase money liens; and (v) Capital Leases;

          (f) it will, at its and the other Assignors' joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

          (g) it will not, without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of any Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $250,000 and only to the extent that:

               (i) the proceeds of each such disposition are used to acquire replacement Collateral which is subject to Laurus' perfected security interest, or are used to repay the Obligations or to pay general corporate expenses; or

               (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

          (h) it will insure or cause the Collateral to be insured in Laurus' name (as an additional insured and loss payee) against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by such Assignor and the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

          (i)  it  will  at  all  reasonable   times  allow  Laurus  or  Laurus'
     representatives free access to and the right of inspection of the Collateral; and

          (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision);

          (k) all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by any Assignor are set forth on Schedule C to this Master Security Agreement; each Assignor hereby agrees that it shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Laurus of any commercial tort claim acquired by it and unless otherwise consented to in writing by Laurus, it shall enter into a supplement to this Master Security Agreement granting to Laurus a security interest in such commercial tort claim, securing the Obligations.

     4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

     (a) any covenant or any other term or condition of this Master Security Agreement is breached in any material respect and such breach, to the extent subject to cure, shall continue without remedy for a period of fifteen (15) days after the occurrence thereof;

     (b) any representation or warranty, or statement made or furnished to Laurus under this Master Security Agreement by any Assignor or on any Assignor's behalf should prove to any time be false or misleading in any material respect on the date as of which made or deemed made;

     (c) the loss, theft, substantial damage, destruction, sale or encumbrance to all or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

               (i) such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

               (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 in the aggregate for all Assignors and such levy, seizure or attachment has been removed or otherwise released within ten (10) business days of the creation or the assertion thereof;

     (d) an Event of Default shall have occurred under and as defined in any Document and shall be continuing beyond any applicable grace period.

     5. Upon the occurrence of any Event of Default that continues beyond any applicable grace period and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the UCC as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on any Assignor's premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each Assignor shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the applicable Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all reasonable expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, subject to the rights of LaSalle pursuant to the Subordination Agreement during the term thereof, Laurus shall have the immediate right to withdraw any and all monies contained in any deposit account in the name of any Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect, subject to the Subordination Agreement).

     6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option, debited by Laurus from any other deposit accounts in the name of any Assignor and controlled by Laurus.

     7. Each Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as such Assignor's attorney, with power to execute such documents that Laurus deems necessary to carry out this Master Security Agreement in each such Assignor's behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor's behalf; to file financing statements against such Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign such Assignor's name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

     8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing such documents or other instruments to the extent required by the UCC in form reasonably satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

     9. THIS MASTER SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus or its designated nominee, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of the representatives, successors and assigns of each Assignor.

     10. Each Assignor hereby consents and agrees that the state of federal courts located in the County of New York, State of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between Assignor, on the one hand, and Laurus, on the other hand, pertaining to this Master Security Agreement or to any matter arising out of or related to this Master Security Agreement, provided, that Laurus and each Assignor acknowledges that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Master Security Agreement shall be deemed or operate to preclude Laurus from bringing suit or taking other legal action in any other jurisdiction to collect, the Obligations, to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Laurus. Each Assignor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Assignor hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Each Assignor hereby waives personal service of the summons, complaint and other process issues in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such assignor at the address set forth on the signature lines hereto and that service so made shall be deemed completed upon the earlier of such Assignor's actual receipt thereof or three
(3) business days after deposit in the U.S. mails, proper postage prepaid.

     The parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any action, suite, or proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between Laurus, and/or any Assignor arising out of, connected with, related or incidental to the relationship established between them in connection with this Master Security Agreement or the transactions related hereto.

     11. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Master Security Agreement as would have been taken by such Assignor had it been an original party to this Master Security Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

     12. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.

                                        Very truly yours,

                                        TARPON INDUSTRIES, INC.

                                        By: /s/ Peter Farquhar
                                            ----------------------
                                            Name: Peter Farquhar
                                            Title: Chief Executive Officer
                                            Address: 2420 Wills St.
                                            Marysville, MI  48040


                                        EUGENE WELDING CO.

                                        By: /s/ Peter Farquhar
                                            ----------------------
                                            Name: Peter Farquhar
                                            Title: Chief Executive Officer
                                            Address: 2420 Wills St.
                                            Marysville, MI  48040


                                        STEELBANK TUBULAR INC.


                                        By: /s/ Peter Farquhar
                                            ----------------------
                                            Name: Peter Farquhar
                                            Title: Chief Executive Officer
                                            Address: 2495 Haines Rod.
                                            Mississauga, Ontario


                                        MTM ACQUISITION COMPANY

                                        By: /s/ Peter Farquhar
                                            ----------------------
                                            Name: Peter Farquhar
                                            Title: Chief Executive Officer
                                            Address: 2420 Wills St.
                                            Marysville, MI  48040


                                        JS&T ACQUISITION COMPANY

                                        By: /s/ Peter Farquhar
                                            ----------------------
                                            Name: Peter Farquhar
                                            Title: Chief Executive Officer
                                            Address: 2420 Wills St.
                                            Marysville, MI  48040


                                        FM, INC.

                                        By: /s/ Peter Farquhar
                                            ----------------------
                                            Name: Peter Farquhar
                                            Title: Chief Executive Officer
                                            Address: 2420 Wills St.
                                            Marysville, MI  48040


                                            ACKNOWLEDGED:

                                            LAURUS MASTER FUND, LTD.

                                            By:/s/David Grin
                                            ------------------------------
                                               Name: Director
                                               Title
PAGE>
EXHIBIT 99.7
                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made and entered into as of December 13, 2005, by and between Tarpon Industries, Inc., a Michigan corporation (the "Company"), and Laurus Master Fund, Ltd. (the "Purchaser").

     This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and between the Purchaser and the Company (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"), and pursuant to the Note and the Warrants referred to therein.

     The Company and the Purchaser hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the meanings given such terms in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means shares of the Company's common stock, no par value per share.

     "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than one hundred eighty (180) following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

     "Effectiveness Period" has the meaning set forth in Section 2(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

     "Filing Date" means, with respect to (i) the Registration Statement required to be filed hereunder in respect of the shares of Common Stock issuable upon conversion of the Note, a date no later than April 14, 2006, (ii) the shares of Common Stock issuable upon exercise of any Warrant, April 14, 2006, and (iii) the shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price or Exercise Price, as the case may be, made pursuant to the Note or the Warrant or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price or Exercise Price, as the case may be, but in no event earlier than April 14, 2006.

     "Holder" or "Holders" means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

     "Indemnified Party" has the meaning set forth in Section 5(c).

     "Indemnifying Party" has the meaning set forth in Section 5(c).

     "Note" has the meaning set forth in the Securities Purchase Agreement.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Registrable Securities" means the shares of Common Stock issued upon the conversion of the Note and issuable upon exercise of the Warrants.

     "Registration Statement" means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

     "Securities Purchase Agreement" has the meaning given to such term in the Preamble hereto.

     "Trading Market" means any of the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ National Markets System, the American Stock Exchange or the New York Stock Exchange.

     "Warrants"  means the Common Stock purchase  warrants  issued in connection
with  the  Securities  Purchase  Agreement,   whether  on  the  date  hereof  or
thereafter.

     2. Registration.

          (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering the Registrable
     Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its best commercial efforts to cause each Registration Statement to become effective and remain effective as provided herein. The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

          (b) Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Purchaser and confirmation by the Purchaser that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(c) shall be delivered to the Purchaser within the time frame set forth above.

     3. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

          (c) furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

          (d) use its commercially reasonable efforts to register or qualify the Purchaser's Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) list  the  Registrable  Securities  covered  by such  Registration
     Statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify the Purchaser at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (g) make available for inspection by the Purchaser and any attorney, accountant or other agent retained by the Purchaser, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Purchaser.

     4. Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders, are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called "Selling Expenses." The Company shall only be responsible for all Registration Expenses.

     5. Indemnification.

          (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

          (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for use in any such document. Notwithstanding the provisions of this paragraph, the Purchaser shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

          (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Purchaser, or any officer, director or controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or such officer, director or controlling person of the Purchaser in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     6.  Representations  and  Warranties.

          (a) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and, except with respect to certain matters which the Company has disclosed to the Purchaser on Schedule 4.21 to the Securities Purchase Agreement, the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act. The Company has filed (i) its Annual Report on Form 10-K for its fiscal year ended December 31, 2004 and (ii) its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 (collectively, the "SEC Reports"). Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

          (b) The Common Stock is listed for trading on the American Stock Exchange and satisfies all requirements for the continuation of such listing, and the Company shall do all things necessary for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from the American Stock Exchange (except for prior notices which have been fully remedied) or that the Common Stock does not meet all requirements for the continuation of such listing.

          (c) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Securities Purchase Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Common Stock pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

          (d) The Warrants, the Note and the shares of Common Stock which the Purchaser may acquire pursuant to the Warrants and the Note are all restricted securities under the Securities Act as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

          (e) The Company understands the nature of the Registrable Securities issuable upon the conversion of the Note and the exercise of the Warrant and recognizes that the issuance of such Registrable Securities may have a potential dilutive effect. The Company specifically acknowledges that its obligation to issue the Registrable Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

          (f) Except for agreements made in the ordinary course of business, there is no agreement that has not been filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act, the breach of which could reasonably be expected to have a material and adverse effect on the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

          (g) The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for the full conversion of the Note and exercise of the Warrants.

     7. Miscellaneous.

          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

          (b) No Piggyback on Registrations. Except as and to the extent specified in Schedule 7(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders. Except as and to the extent specified in Schedule 7(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person or entity that have not been fully satisfied.

          (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such
     Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Agreement, a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders);
     (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen
     (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

          (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g) Notices. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(g). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, "Courier") or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three
     (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:  Tarpon Industries, Inc.

                                              2420 Wills St.
                                              Marysville, MI 48040
                                              Attention :Chief Financial Officer
                                              Facsimile: (810) 364-4347

                                              with a copy to:

                                              Ruskin Moscou Faltischek, P.C.
                                              East Tower, 15th Floor
                                              1425 Reckson Plaza
                                              Uniondale, NY 11556

                                              Attention: Stuart M. Sieger, Esq.
                                              Facsimile: (516) 663-6746

             If to a Purchaser:               To the address set forth under
                                              such Purchaser name on the
                                              signature pages hereto.

             If to any other Person who is
             then the registered Holder:      To the address of such Holder as
                                              it appears in the stock transfer
                                              books of the Company

or such other address as may be designated in writing hereafter in accordance with this Section 7(g) by such Person.

     (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the persons and entities as permitted under the Note and the Securities Purchase Agreement.

     (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (j) Governing Law, Jurisdiction and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. The Company hereby consents and agrees that the state or federal courts located in the County of New York, State of New York shall have exclusion jurisdiction to hear and determine any Proceeding between the Company, on the one hand, and the Purchaser, on the other hand, pertaining to this Agreement or to any matter arising out of or related to this Agreement; provided, that the Purchaser and the Company acknowledge that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Agreement shall be deemed or operate to preclude the Purchaser from bringing a Proceeding in any other jurisdiction to collect the obligations, to realize on the Collateral or any other security for the obligations, or to enforce a judgment or other court order in favor of the Purchaser. The Company expressly submits and consents in advance to such jurisdiction in any Proceeding commenced in any such court, and the Company hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. The Company hereby waives personal service of the summons, complaint and other process issued in any such Proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the Company at the address set forth in Section 7(g) and that service so made shall be deemed completed upon the earlier of the Company's actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. The parties hereto desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any Proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between the Purchaser and/or the Company arising out of, connected with, related or incidental to the relationship established between then in connection with this Agreement. If either party hereto shall commence a Proceeding to enforce any provisions of this Agreement, the Securities Purchase Agreement or any other Related Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

     (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [Balance of page intentionally left blank;
                             signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


TARPON INDUSTRIES, INC.                  LAURUS MASTER FUND, LTD.


By:   /s/ Peter Farquhar                 By:  /s/ David Grin
      ------------------                      --------------
Name: Peter Farquhar                     Name: David Grin
Title: Chief Executive Officer           Title: Director


                                         Address for Notices:

                                         825 Third Avenue, 14th Floor
                                         New York, NY  10022
                                         Attention:  David Grin
                                         Facsimile:  212-541-4434

EXHIBIT 99.8

                           GRANT OF SECURITY INTEREST

                                  IN TRADEMARKS

     THIS GRANT OF SECURITY INTEREST ("Grant"), effected as of December 13, 2005, is executed by Eugene Welding Company, a Michigan corporation (the "Grantor"), in favor of Laurus Master Fund, Ltd. (the "Secured Party").

     A. Pursuant to a Master Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among Tarpon Industries, Inc. (the "Company"), certain other Assignors (as defined in the Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor and the other Subsidiaries (as defined in the Securities Purchase Agreement) have granted a security interest to the Secured Party in consideration of the Secured Party's agreement to provide financial accommodations to the Company.

     B. The Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the "Trademarks").

     C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and all causes of action which may exist by reason of infringement of any of the Trademarks (collectively, the "IP Collateral"), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

     1. The Grantor does hereby further grant to the Secured Party a security interest in the IP Collateral to secure the full and prompt payment, performance and observance of the Obligations.

     2. The Grantor agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor's expense, in obtaining and enforcing the Trademarks in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks or any other element of the IP Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

     3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the IP Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

     4. The Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party's security interest in the IP Collateral.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.


                                  EUGENE WELDING COMPANY

                                  By: /s/Peter Farquhar
                                      ---------------------
                                      Name:  Peter Farquhar
                                      Title: Chief Executive Officer

                                 LAURUS MASTER FUND, LTD.


                                 By: /s/David Grin
                                    ---------------------
                                      Name: David Grin
                                     Title: Director

EXHIBIT 99.9

                        FIRST AMENDMENT TO LOAN AGREEMENT
                         AND REAFFIRMATION OF GUARANTEE

     Reference is made to the Loan Agreement made the 17th day of February, 2005 by and among LASALLE BUSINESS CREDIT, a division of ABN AMRO BANK N.V., CANADA BRANCH, as lender (the "Lender") and Steelbank Inc. (now known as, Steelbank Tubular Inc.) (the "Borrower") as the same may be amended, revised, supplemented, replaced or restated from time to time (the "Loan Agreement").

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Agreement") is made as of the 13th day of December, 2005 (the "Agreement Date"), by the Lender and the Borrower.

                                    RECITALS

     WHEREAS, Lender has made or agreed to make to Borrower (i) certain revolving loans (the "Revolving Loans") in the original principal sum of up to Cdn.$8,000,000, as evidenced by that certain Revolving Note dated as of February 17, 2005 (the "Revolving Note") and (ii) a certain term loan in the original principal sum of Cdn.$2,100,000, as evidenced by that certain Term Note dated February 17, 2005 (the "Term Note") (collectively, the "Notes").

     WHEREAS the aforementioned loans were made pursuant to and secured by, inter alia, (i) the Loan Agreement, (ii) the General Security Agreement and certain Section 427 Bank Act (Canada) Security documents (collectively, the "Security Agreements") dated on or around February 17, 2005, from Borrower in favour of Lender, (iii) the Guarantee (the "Guarantee") and the General Security Agreement and the Share Pledge Agreement (the "Guarantee Security") dated February 17, 2005, from Tarpon Industries, Inc. ("Tarpon") in favour of the Lender, and (iv) the Other Agreements (as defined in the Loan Agreement).

     WHEREAS the Notes, the Loan Agreement, the Security Agreements, the Guarantee, the Guarantee Security and the Other Agreements are collectively referred to herein as the "Financing Agreements".

     WHEREAS the Lender and Borrower desire to amend the Loan Agreement to waive certain covenant defaults of Borrower under the Loan Agreement, to modify certain terms and conditions of the Loan Agreement, and for the other purposes and on the terms set forth herein;

     NOW  THEREFORE,  in  consideration  of the  foregoing  recitals  and mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     All other capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Loan Agreement.

1. Borrower and Lender acknowledge that Borrower is currently in default under the Loan Agreement for (a) failing to satisfy the Debt Service Coverage Ratio covenants of Subsections 14(b)(i) and (ii) thereof; and (b) failing to satisfy the Interest Coverage covenants of Subsections 14(c)(i) and (ii) thereof.

2. Borrower represents and warrants to Lender that the representations and warranties made by it in the Financing Agreements are true and correct as if made on the date hereof after accounting for the amendments set forth herein, and further represents, warrants and covenants as follows:

     (a) As of the Agreement Date, the Financing Agreements are in full force and effect;

     (b) As of the Agreement Date, Borrower has no right or claim of set-off, discount, deduction, defense or counterclaim which could be asserted in any action brought to enforce the Financing Agreements, and hereby waives all of the same that it may have on the date hereof, and Borrower on behalf of itself and its officers, directors, employees, agents, successors and assigns, does hereby release Lender, its officers, directors, employees, agents, successors and assigns, from any liability or claim now existing or hereafter arising as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown; and

     (c) Except as specified in Section 2 of this Agreement, Borrower is not in default in the payment of any sums, charges or obligations under the Financing Agreements or in the performance or observance of any covenants, agreements, conditions or obligations under the Financing Agreements, nor is there any other Event of Default under the Financing Agreements or any event which, with notice or the passage of time, would constitute an Event of Default thereunder.

3. Effective on the Agreement Date, Lender hereby waives the Events of Default described in Section 1 of this Agreement. Lender's waiver shall not be deemed a waiver of any other Events of Default that may presently exist, nor does it waive, affect or diminish any right of Lender hereafter to demand strict compliance and performance with all of the terms and conditions of the Financing Agreements.

4. Effective on the Agreement Date, any reference to Steelbank Inc. in the Financing Documents shall mean Steelbank Tubular Inc.

5. Effective on the Agreement Date, Schedule 1 - Permitted Liens shall be modified to read as on the attached Schedule 1 - Permitted Liens.

6. Effective on the Agreement Date, the Loan Agreement Schedule 11(I) - Affiliate Transactions shall be amended by adding items (9), (10) and (11), on the attached Schedule 11(I) - Affiliate Transactions, to the end thereof.

7. Effective on the Agreement Date, the Loan Agreement Schedule 11(N) - Indebtedness shall be amended by adding item (6), on the attached Schedule 11(N) - Indebtedness, to the end thereof.

8. Effective on the Agreement Date, Section 15 of the Loan Agreement shall be modified to add a new Subsection (r) as follows:

     "(r) Default under Subordinated Debt.

          The occurrence of an event of default under the terms of any indebtedness or any Subordinated Debt of any Obligor or Guarantor that is subject to a subordination agreement to which Lender is a party."

9. Tarpon, Borrower and Eugene Welding Co., as applicable, shall use the proceeds of that certain $6,000,000 loan from Laurus Master Fund, Ltd., as follows:

     (a) On the Agreement Date, Tarpon shall repay all intercompany debt owing by it to Eugene Welding Co., the outstanding amount of which is currently approximately U.S.$1,100,000, which Eugene Welding Co. may use to fund a portion of the acquisition of C & W Manufacturing, Inc., d/b/a FENCEMaster;

     (b) On the Agreement Date, Tarpon shall loan approximately U.S.$950,000 to Borrower and Borrower agrees to apply such funds to satisfy in full the subordinated notes payable by it to Bolton Steel Tube Co., Ltd. and to Barry Siegel, Mark Madigan and Jeffrey Greenberg; acknowledging that such loan from Tarpon to Borrower continues to be subject, by its terms, to the subordination agreement between Tarpon, Borrower and Lender dated as of February 17, 2005;

     (c) $1,250,000 loan to Eugene Welding Co., which Eugene Welding Co. shall loan to its subsidiary FM, Inc., for purposes of acquiring substantially all of the assets of C & W Manufacturing, Inc., d/b/a FENCEMaster subject to repayment and subordination provisions set out in the Second Amendment to Loan Agreement and Reaffirmation of Guaranty between Eugene Welding Co. and Lasalle Bank Midwest N.A. dated the date hereof;

     (d)  $500,000 for targeted acquisition deposit in 2006;

     (e) On the Agreement Date, Tarpon shall loan U.S.$200,000 to Eugene Welding Co. and U.S.$700,000 to Borrower, in each case for working capital purposes subject to repayment as provided in Schedule 11(I) of the Loan Agreement;

     (f) Approximately U.S.$975,000 to pay finance fees and due diligence costs incurred by Tarpon related to the Laurus debt financing; and

     (g) Approximately U.S.$325,000 will be retained by Tarpon for acquisition and other working capital purposes.

10. As a condition precedent to any obligations of the Lender under this Agreement, the guarantor under the Guarantee shall have executed a Reaffirmation of the Guarantee as provided on the signature page hereof, and Borrower shall have paid and/or reimbursed all fees, costs and expenses owed to the Lender due and payable under the Financing Agreements and/or this Agreement as of the date hereof, including an amendment fee of Cdn.$10,000 payable on the date hereof and all attorneys fees and costs incurred in the preparation hereof.

11. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument. None of the covenants, terms or conditions of this Agreement shall in any manner be altered, waived, modified, changed or abandoned, except by written instrument, duly signed and delivered by all the parties hereto.

12. This Agreement, including the Schedules hereto, contains the whole agreement between the parties hereto as to the subject matter hereof and there are no other terms, obligations, covenants, representations, warranties, statements or conditions, oral or otherwise, of any kind. This Agreement, including the Schedules hereto, shall extend to, be obligatory upon and inure to the benefit of Borrower and Lender and the respective successors and assigns of Borrower and Lender.

13. Except as expressly amended hereby, all of the other terms, covenants, conditions and warranties contained in the Financing Agreements shall continue and remain unchanged and in full force and effect and are hereby ratified and confirmed. Borrower does hereby covenant and agree to pay the Indebtedness owed by it under the Financing Agreements at the times and in the manner provided therein and otherwise to comply with all the terms, covenants, conditions and warranties contained therein, as amended from time to time.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

                               LASALLE BUSINESS CREDIT, a division of
                               ABN AMRO BANK N.V., CANADA BRANCH

                               Per:/s/ Darcy Mack
                                   ----------------------------------
                                   Name:  Darcy Mack
                                   Title: First Vice President

                               Per:/s/ James Bruce
                                  ------------------------------------
                                  Name:  James Bruce
                                  Title: Vice President


                               STEELBANK TUBULAR INC.

                               Per:/s/ Peter Farquhar
                                   -----------------------------------
                                   Name:  Peter Farquhar
                                   Title: Chief Executive Officer


                 (Reaffirmation of Guarantee on following page)

                           REAFFIRMATION OF GUARANTEE

     The undersigned, as guarantor of the indebtedness of Steelbank Tubular Inc., pursuant to a certain Guarantee executed by it on February 17, 2005, represents and warrants that: (i) the Guarantee has not been modified or amended, nor have any provisions thereof been waived, nor is there existing any default thereunder, nor has there occurred any condition or event which, with the giving of notice or the passage of time, would result in a default thereunder, and the same is in full force and effect; and (ii) the undersigned has no claim or right of offset against LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch on the date hereof with regard to the Guarantee, and waives all defenses to enforcement of the Guarantee that it may have on the date hereof. The undersigned hereby reaffirms, confirms and ratifies to LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch all of the terms and provisions of the Guarantee and each and every obligation thereunder.

                               TARPON INDUSTRIES, INC.

                               Per:/s/ Peter Farquhar
                                   -----------------------------------
                                   Name:  Peter Farquhar
                                   Title: Chief Executive Officer

EXHIBIT 99.10

                       SECOND AMENDMENT TO LOAN AGREEMENT
                          AND REAFFIRMATION OF GUARANTY


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made and entered into as of the 13th day of December, 2005, by and between LASALLE BANK MIDWEST N.A., a national banking association (formerly known as "Standard Federal Bank N.A.") ("Lender"), EUGENE WELDING CO., a Michigan corporation ("Borrower"), and for purposes of paragraph no. 14, and the attached Reaffirmation only, TARPON INDUSTRIES, INC., a Michigan corporation ("Tarpon").

                                    RECITALS

     A. Lender has made or agreed to make to Borrower (i) certain revolving loans (the "Revolving Loans") in the original principal sum of up to $9,000,000, as evidenced by that certain Replacement Revolving Note dated as of December 24, 2004 (the "Revolving Note") and (ii) a certain term loan in the original principal sum of $1,394,000, as evidenced by that certain Term Note dated August 11, 2004 (the "Term Note") (collectively, the "Notes").

     B. The aforementioned loans were made pursuant to and secured by, inter alia, (i) a Loan Agreement dated August 11, 2004, between Borrower and Lender, as amended by that certain First Amendment to Loan Agreement dated December 24, 2004 (the "Loan Agreement"), (ii) a Securities Pledge Agreement (the "Pledge Agreement") dated August 11, 2004, from Borrower in favor of Lender, (iii) a Continuing Unconditional Guaranty (the "Guaranty") dated August 11, 2004, of Tarpon Industries, Inc. ("Tarpon") and (iv) the Other Agreements (as defined in the Loan Agreement).

     C. The Notes, the Loan Agreement, the Pledge Agreement, the Guaranty and the Other Agreements are collectively referred to herein as the "Financing Agreements." All other capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Loan Agreement.

         E. Lender and Borrower desire to amend the Loan Agreement to waive and reset certain covenant defaults of Borrower under the Loan Agreement, to modify the terms and conditions under which Borrower may make distributions or payments to Tarpon, to increase the interest rate on the Loans, and for the other purposes and on the terms set forth herein.

     Now  therefore,  in  consideration  of the  foregoing  recitals  and mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The Loan Agreement and the Other Agreements (as defined in the Loan Agreement) are collectively referred to herein as the "Financing Agreements." All other capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Loan Agreement.

     2. Borrower and Lender acknowledge that Borrower is currently in default under the Loan Agreement for (a) failing to satisfy the Tangible Net Worth covenant of Section 14(a) thereof; (b) failing to satisfy the Debt Service Coverage covenant of Section 14(c) thereof; (c) failing to submit compliance certificates as required by Section 9(c) thereof, and (d) engaging in transactions with Affiliates in violation of Section 13(i) thereof. Borrower and Lender acknowledge that payments of indebtedness by Borrower to Affiliates, whether or not represented by an instrument, and whether or not scheduled, have been, and shall continue to be, included in the denominator of the "Debt Service Coverage" ratio defined in the Loan Agreement.

     3. Borrower represents and warrants to Lender that the representations and warranties made by it in the Financing Agreements are true and correct as if made on the date hereof after accounting for the amendments set forth herein, and further represents, warrants and covenants as follows:

          a. As of the date hereof, the Financing Agreements are in full force and effect;

          b. As of the date hereof, Borrower has no right or claim of set-off, discount, deduction, defense or counterclaim which could be asserted in any action brought to enforce the Financing Agreements, and hereby waives all of the same that it may have on the date hereof, and Borrower on behalf of itself and its officers, directors, employees, agents, successors and assigns, does hereby release Lender, its officers, directors, employees, agents, successors and assigns, from any liability or claim now existing or hereafter arising as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown; and

          c. Except as specified in Section 2 of this Second Amendment, Borrower is not in default in the payment of any sums, charges or obligations under the Financing Agreements or in the performance or observance of any covenants, agreements, conditions or obligations under the Financing
     Agreements, nor is there any other Event of Default under the Financing Agreements or any event which, with notice or the passage of time, would constitute an Event of Default thereunder.

     4. Effective on the date of this Second Amendment, Lender hereby waives the Events of Default described in Section 2 of this Second Amendment. Lender's waiver shall not be deemed a waiver of any other Events of Default that may presently exist, nor does it waive, affect or diminish any right of Lender hereafter to demand strict compliance and performance with all of the terms and conditions of the Financing Agreements.

     5. Effective on the date of this Second Amendment, Section 4(a) of the Loan Agreement shall be modified to read as follows:

          "(a) Interest Rate.

          Each Loan shall bear interest at the Prime Rate in effect from time to time, plus 50 basis points, payable on the first Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default, each Loan shall bear interest at the rate of two percent (2.00%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year."

     6. Effective as of October 31, 2005, Section 14(a) of the Loan Agreement shall be modified to read as follows:

          "(a) Tangible Net Worth.

          Borrower's Tangible Net Worth shall not, on October 31, 2005, or on the last day of any calendar month thereafter during the Original Term and every Renewal Term, be less than the Minimum Tangible Net Worth; "Minimum Tangible Net Worth" being defined for purposes of this subsection as (i) from October 31, 2005 through December 31, 2005, ($1,855,000), and (ii) thereafter, the Minimum Tangible Net Worth during the immediately preceding Fiscal Year plus eighty percent (80%) of Borrower's net income (but without reduction for any net loss) for the immediately preceding Fiscal Year as reflected on Borrower's audited year-end financial statement; and "Tangible Net Worth" being defined for purposes of this subsection as Borrower's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated June 30, 2004, except as set forth herein."

     7. Effective as of October 31, 2005, Section 14(b) of the Loan Agreement shall be modified to read as follows:

          "(b) Debt Service Coverage.

          Borrower shall not permit Debt Service Coverage to be less than 1.50 to 1.00 on November 30, 2005 (for the period November 1, 2005, through
     November 30, 2005), or on the last day of any calendar month thereafter through and including October 31, 2006 (for the period November 1, 2005, through each such date), or on the last day of any calendar month thereafter (for each period of twelve consecutive calendar months ending on each such date)."

     8. Effective on the date of this Agreement, Section 15 of the Loan Agreement shall be modified to add a new subsection (p) as follows:

          "(p) Default under Subordinated Indebtedness:

          The occurrence of an event of default under the terms of any indebtedness of any Obligor that is subject to a subordination agreement to which Lender is a party."

     9. Effective on the date of this Second Amendment, Schedule 1 - Permitted Liens shall be modified to read as on the attached Schedule 1 - Permitted Liens.

     10. Effective on the date of this Second Amendment, Schedule 11(I) - Affiliate Transactions shall be modified to read as on the attached Schedule 11(I) - Affiliate Transactions.

     11.  Effective  on the  date of this  Second  Amendment,  Schedule  11(N) -
Indebtedness shall be modified to read as on the attached Schedule 11(N) - Indebtedness.

     12.  Effective  on the  date of this  Second  Amendment,  Schedule  11(P) -
Parents, Subsidiaries and Affiliates shall be modified to read as on the attached Schedule 11(P) - Parents, Subsidiaries and Affiliates.

     13. Effective on the date of this Second Amendment, Section 13(k) of the Loan Agreement shall be amended to read as follows:

          "(k) Management Fees.

          Borrower shall not pay any management or consulting fees to any Persons, except for the Permitted Affiliate Transactions and except that Borrower may pay management fees to Tarpon Industries, Inc., in a maximum amount of $1,872,000 per Fiscal Year, provided such funds are expensed by Borrower and used by Tarpon exclusively to pay compensation to Patrick
     Hook, J. Peter Farquhar, James House and John Mayfield, and other administrative expenses, to the extent directly attributable to the operations of Borrower, all to the extent consistent with the budgets for Tarpon and Borrower presented to and approved by Lender."

     14. Tarpon and Borrower shall use, and Tarpon shall cause Steelbank Tubular Inc. to use, as applicable, the proceeds of that certain $6,000,000 loan from Laurus Master Fund, Ltd., as follows:

     a. On the date hereof, Tarpon shall repay all intercompany debt owing by it to Borrower, the outstanding amount of which is currently approximately $1,100,000, which Borrower may use to fund a portion of the acquisition of C & W Manufacturing, Inc., d/b/a FENCEMaster;

     b. On the date hereof, Tarpon shall loan approximately $950,000 to Steelbank Tubular Inc. and shall cause Steelbank to apply such funds to satisfy in full the subordinated notes payable by it to Bolton Steel Tube Co., Ltd. and Barry Siegel, Mark Madigan and Jeffrey Greenberg, in connection with the acquisition of Steelbank; provided such loan from Tarpon to Steelbank shall be subject to a subordination agreement between Tarpon, Steelbank and LaSalle Business Credit, a division of ABN AMRO Bank, N.V., Canada Branch, dated February 17, 2005;

     c. $1,250,000 loan to Borrower, which Borrower shall loan to its subsidiary FM, Inc., for purposes of acquiring substantially all of the assets of C & W Manufacturing, Inc., d/b/a FENCEMaster, subject to repayment by Borrower to Tarpon as provided in Schedule 11(I) of the Loan Agreement; and provided that repayment by Borrower to Tarpon shall be subject to a subordination agreement between Tarpon, Borrower and Lender satisfactory to Lender and consistent with Schedule 11(I) and repayment by FM Inc. to Borrower shall be subject to a subordination agreement between FM Inc., Borrower and Lender satisfactory to Lender;

     d.   $500,000 for targeted acquisition deposit in 2006;

     e. On the date hereof, Tarpon shall loan $200,000 to Borrower and $700,000 to Steelbank, in each case for working capital purposes, subject to repayment as provided in Schedule 11(I) of the Loan Agreement and, with respect to Borrower, the subordination agreement referenced in subsection 14(c) above, and with respect to Steelbank, the subordination agreement referenced in subsection 14(b) above;

     f. Approximately $975,000 to pay finance fees and due diligence costs incurred by Tarpon related to the Laurus debt financing; and

     g. Approximately $325,000 will be retained by Tarpon for acquisition and other working capital purposes.

     15. As a condition precedent to any obligations of the Lender under this Agreement, the guarantor under the Guaranty shall have executed a Reaffirmation of the Guaranty as provided on the signature page hereof, and Borrower shall have paid and/or reimbursed all fees, costs and expenses owed to the Lender due and payable under the Financing Agreements and/or this Agreement as of the date hereof, including a commitment fee of $20,000 payable on the date hereof and all attorneys fees and costs incurred in the preparation hereof. Borrower agrees to cause Tarpon to deliver an opinion of its counsel to the effect that the security agreement between Tarpon and Lender of even date herewith has been duly authorized and executed by Tarpon, and is enforceable against Tarpon in accordance with its terms, subject to customary qualifications acceptable to Lender's counsel.

     16. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument. None of the covenants, terms or conditions of this Agreement shall in any manner be altered, waived, modified, changed or abandoned, except by written instrument, duly signed and delivered by all the parties hereto.

     17. This Agreement, including the Schedules hereto, contains the whole agreement between the parties hereto as to the subject matter hereof and there are no other terms, obligations, covenants, representations, warranties, statements or conditions, oral or otherwise, of any kind. This Agreement, including the Schedules and Exhibits thereto, shall extend to, be obligatory upon and inure to the benefit of Borrower and Lender, and the respective successors and assigns of Borrower and Lender.

     18. Except as expressly amended hereby, all of the other terms, covenants, conditions and warranties contained in the Financing Agreements shall continue and remain unchanged and in full force and effect and are hereby ratified and confirmed. Borrower does hereby covenant and agree to pay the Indebtedness owed by it under the Financing Agreements at the times and in the manner provided therein and otherwise to comply with all the terms, covenants, conditions and warranties contained therein, as amended from time to time.

     In witness whereof, the parties hereto have duly executed this instrument as of the day and year first above written.

                                EUGENE WELDING CO., a Michigan corporation

                                By:  /s/Peter Farquhar
                                     ---------------------------------------
                                     Title: Chief Executive Officer


                                LASALLE BANK MIDWEST N.A., a national
                                banking association

                                By:/s/ William J. Stewart
                                     ---------------------------------------
                                     William J. Stewart, First Vice President


                            REAFFIRMATION OF GUARANTY

     The undersigned, as guarantor of the indebtedness of Eugene Welding Co., pursuant to a certain Continuing Unconditional Guaranty executed by it on August 11, 2004, represents and warrants that: (i) the guaranty has not been modified or amended, nor have any provisions thereof been waived, nor is there existing any default thereunder, nor has there occurred any condition or event which, with the giving of notice or the passage of time, would result in a default thereunder, and the same is in full force and effect; and (ii) the undersigned has no claim or right of offset against LaSalle Bank Midwest N.A. on the date hereof with regard to the guaranty, and waives all defenses to enforcement of the guaranty that it may have on the date hereof. The undersigned hereby reaffirms, confirms and ratifies to LaSalle Bank Midwest N.A. all of the terms and provisions of the guaranty and each and every obligation thereunder.


                               TARPON INDUSTRIES, INC., a Michigan
                               corporation


                                By:  /s/Peter Farquhar
                                     ---------------------------------------
                                     Title: Chief Executive Officer

EXHIBIT 99.11

THE RIGHTS OF SECURED PARTY UNDER THIS AGREEMENT ARE SUBORDINATED TO THE RIGHTS AND INTERESTS OF LAURUS MASTER FUND, LTD. ("LAURUS") PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED DECEMBER 13, 2005, BETWEEN EUGENE WELDING CO., STEELBANK TUBULAR INC., MTM ACQUISITION COMPANY, JS&T ACQUISITION COMPANY, FM, INC., TARPON INDUSTRIES, INC., LAURUS, SECURED PARTY AND LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK, N.V., CANADA BRANCH.


                               SECURITY AGREEMENT


     This Security Agreement (the "Agreement") made as of this 13th day of December, 2005, between Tarpon Industries, Inc., a Michigan corporation with its principal place of business at 2420 Wills Street, Marysville, Michigan 48040 (the "Debtor"), and LASALLE BANK MIDWEST, N.A. with a place of business at 2600 West Big Beaver Road, Troy, MI 48084 (the "Secured Party").

     WHEREAS, Eugene Welding Co., a Michigan corporation ("Borrower") is indebted to Secured Party pursuant to a Loan and Security Agreement dated August 11, 2004 (as amended from time to time, the "Loan Agreement"); and

     WHEREAS, Debtor has guaranteed Borrower's obligations to Secured Party under the Loan Agreement pursuant to a certain Continuing Unconditional Guaranty of even date therewith (the "Guaranty"); and

     WHEREAS, the parties wish to provide for the terms and conditions upon which Debtor's liabilities under the Guaranty shall be secured; and

     WHEREAS, this Agreement is made to secure the obligations of Debtor under the Guaranty and in consideration of advances, credit or other financial accommodations now or hereafter being afforded to Borrower by Secured Party;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1. DEFINITIONS.

     "Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Deposit Accounts", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter of Credit Rights", "Proceeds" and "Tangible Chattel Paper" shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the Michigan Uniform Commercial Code.

     "Collateral" shall mean all of the property of Debtor described in Section 2 hereof, together with all other personal property of Debtor now or hereafter pledged to Secured Party to secure, either directly or indirectly, repayment of the Obligations.

     "Obligations" or "Obligation" shall mean and include without limitation any and all of Debtor's indebtedness and/or liabilities to Secured Party of every kind, nature and description, direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising including, without limitation, the indebtedness and liabilities of Debtor to Secured Party under the Guaranty and under this Agreement, including but not limited to all obligations to perform acts or refrain from taking any action and any obligations of Debtor owing to Secured Party.

2. SECURITY INTEREST.

     As security for the payment or other satisfaction of all Obligations, Debtor hereby assigns to Secured Party and grants to Secured Party a continuing security interest in the following property of Debtor, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts and all Goods whose sale, lease or other disposition by Debtor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Debtor; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory;
(d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts and all deposits and cash; (g) all Letter of Credit Rights; (h) all Commercial Tort Claims set forth on Exhibit B hereto, as such Exhibit B may be amended from time to time; (i) any other property of Debtor now or hereafter in the possession, custody or control of Secured Party or any agent or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Loans (as defined in the Loan Agreement), for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (j) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Debtor's books and records relating to any of the foregoing and to Debtor's business.

     Except as defined herein, all terms used above shall have the meanings provided in the Michigan Uniform Commercial Code.

3. POSSESSION OF COLLATERAL AND RELATED MATTERS.

     Until an Event of Default has occurred, Debtor shall have the right, except as otherwise provided in this Agreement, in the ordinary course of Debtor's business, to (a) sell, lease or furnish under contracts of service any of Debtor's inventory normally held by Debtor for any such purpose, and (b) use and consume any raw materials, work in process or other materials normally held by Debtor for such purpose; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor. Secured Party through its officers, employees or agents, shall have the right, at any time and from time to time in Secured Party's name, in the name of a nominee of Secured Party or in Debtor's name, to verify the validity, amount or any other matter relating to any of Debtor's accounts, by mail, telephone, telegraph or otherwise. Debtor shall reimburse Secured Party, on demand, for all costs, fees and expenses incurred by Secured Party in this regard.

     Subject to the Subordination Agreement referenced in the legend on the first page hereof, immediately upon Debtor's receipt of any portion of the Collateral evidenced by an agreement, security, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, Debtor shall deliver the original thereof to Secured Party together with an appropriate endorsement or other specific evidence of assignment thereof to Secured Party (in form and substance acceptable to Secured Party). If an endorsement or assignment of any such items shall not be made for any reason, Secured Party is hereby irrevocably authorized, as Debtor's attorney and agent-in-fact, to endorse or assign the same on Debtor's behalf.

4. WARRANTIES AND COVENANTS.

         Debtor warrants and agrees that:

     A. All of the Collateral is and will at all times be owned by Debtor free and clear of all liens and security interests, except for (i) the security interests granted hereunder, and (ii) the liens set forth on Exhibit A hereto.

     B. The office where Debtor keeps the Collateral and Debtor's books, records and accounts (or copies thereof) concerning the Collateral, is set forth in the first paragraph of this Agreement, and such address is the principal place of business of Debtor. Debtor shall promptly (but in no event less than ten (10) days prior thereto) advise Secured Party in writing of the proposed opening of any new place of business, the closing of any existing place of business, any change in the location of Debtor's books, records and accounts (or copies thereof) or the opening or closing of any post office box or bank account of Debtor. Secured Party acknowledges that the original certificates representing Debtor's ownership interest in its subsidiaries are held by Laurus Master Fund, Ltd., as security for certain amounts owed by Debtor to Laurus Master Fund, Ltd.

     C. The Collateral, including, without limitation, all equipment, is and shall be kept only at the addresses set forth on the first page of this Agreement, and at other locations within the continental United States of which Secured Party has been advised by Debtor in writing. None of the Collateral will be removed from such location without prior written notice to Secured Party.

     D. Debtor shall keep the Collateral properly housed and insure the Collateral at all times against all hazards specified by Secured Party, including but not limited to fire, theft and risks covered by extended coverage insurance. Said policies of insurance shall be satisfactory to Secured Party as to form, amount and insurer. All policies shall provide for at least thirty (30) days prior written notice to Secured Party of cancellation or non-renewal and shall contain an endorsement, in form and substance acceptable to Secured Party, showing loss under such policies payable to Secured Party. Secured Party may act as attorney-in-fact for Debtor in making, adjusting and settling any claims under any such insurance policies with respect to the Collateral. Debtor hereby assigns to Secured Party all of Debtor's right, title and interest to any insurance policies insuring the Collateral, including all rights to receive the proceeds of insurance, and directs all insurers to pay all such proceeds directly to Secured Party and authorizes Secured Party to endorse Debtor's name on any instrument for such payment. In addition, Debtor will maintain at Debtor's expense, such public liability and third party property damage insurance as shall be acceptable to Secured Party. Each such policy shall contain an endorsement showing Secured Party as an additional insured thereunder and providing that the insurance company shall give Secured Party at least 30 days prior written notice before any such policy shall be altered or cancelled. Debtor shall furnish certificates, policies or endorsements to Secured Party as proof of all such insurance described above, together with evidence of payment of premiums, and if Debtor fails to do so, Secured Party, upon prior notice to Debtor, is authorized but not required to obtain such insurance at Debtor's expense.

     E. Subject to the Subordination Agreement referenced in the legend on the first page hereof, Debtor will not sell, lease, transfer, assign or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party in each instance or as otherwise permitted in this Agreement.

     F. Debtor will notify Secured Party of any destruction of, or any substantial damage to, any of the Collateral.

     G. Debtor will not permit any liens or security interests to attach to any of the Collateral, except those specified in Section 4.A hereof.

     H. Debtor will pay when due all taxes, license fees and assessments relating to the Collateral which, if unpaid, could result in a lien on the Collateral.

     I. Debtor will deliver to Secured Party the following financial information: (i) no later than forty-five (45) days after the end of each of the first three quarters of Debtor's fiscal year, a balance sheet and such other financial statements as are filed or required to be filed by Debtor with the United States Securities and Exchange Commission ("SEC") for such quarter, which quarterly financial statements may be unaudited, but shall be certified by the Chief Financial Officer of Debtor; and (ii) no later than ninety (90) days after the end of each of Debtor's fiscal years, annual financial statements as are filed or required to be file with the SEC for such fiscal year.

     J. Debtor shall be liable to Secured Party for any expenditures by Secured Party for the maintenance and preservation of the Collateral, including but not limited to taxes, levies, insurance and repairs, and for the repossession, holding, preparation for sale, and the sale or other disposition, of the Collateral (including reasonable attorneys' and accountants' fees and expenses), as well as all damages for breach of warranty, misrepresentation, or breach of covenant by Debtor, and all such liabilities shall be included in the definition of Obligations herein, shall be secured by the security interest granted herein, and shall be payable upon demand.

     K. Debtor will authenticate, execute and deliver to Secured Party such financing statements and any other documents required by Secured Party (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Secured Party) and do such other acts and things as Secured Party may deem necessary in its reasonable discretion, to perfect or maintain the security interest granted herein and the priority thereof or to effectuate the purposes of this Agreement. Debtor irrevocably hereby makes, constitutes and appoints Secured Party (and all Persons designated by Secured Party for that purpose) upon an Event of Default as Debtor's true and lawful attorney and agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Secured Party's security interest in the Collateral.
Debtor further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     L. Debtor will upon reasonable advance notice (and at all times following the occurrence of an Event of Default without notice of any kind) allow Secured Party or its agents during normal business hours to examine and inspect the Collateral as well as Debtor's books and records, and to make extracts and copies of them. Debtor shall pay to Secured Party, on demand, all customary fees and out-of-pocket expenses incurred by Secured Party in connection with the foregoing.

     M. Debtor will keep Debtor's equipment in good condition and repair, reasonable wear and tear excepted.

     N. Debtor will report, in form satisfactory to Secured Party, such information as Secured Party may reasonably request regarding the Collateral; such reports shall be for such periods, shall reflect Debtor's records as at such time and shall be rendered with such frequency as Secured Party may reasonably designate. All information heretofore or hereafter furnished by Debtor to Secured Party is or will be true and correct as of the date with respect to which such information is or will be furnished.

     O.  Debtor  shall  not  become  a  party  to  any  consolidation,   merger,
liquidation or dissolution, without the prior written consent of Secured Party.

     P. Debtor's name is as set forth on the first page of this Agreement, and Debtor uses no other tradename or division name in the operation of Debtor's business. Debtor will give prior notice to Secured Party of any intended change of Debtor's name, or the use of any tradename or trade style, and will notify Secured Party when such change or use becomes effective.

     Q. Debtor has the right and power and is duly authorized to enter into and perform Debtor's obligations hereunder, and Debtor's execution, performance and delivery of this Agreement does not and will not conflict with the provisions of any statute, regulation, ordinance or rule of law, or with the provisions of any agreement, contract or other document which may now or hereafter be binding on Debtor.

     R. Debtor is not now in violation of, and will not violate any applicable federal, state, municipal or county statute, regulation or ordinance which may adversely affect Debtor's business, property, assets, operations or conditions, financial or otherwise.

     S. Debtor is duly organized and in good standing under the laws of the State of Michigan and is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets make such qualification necessary. Debtor's organizational identification number is 24202C.

     T. Debtor shall, at the request of Secured Party, indicate on its records concerning the Collateral a notation, in form satisfactory to Secured Party, of the security interest of Secured Party hereunder, and Debtor shall not maintain duplicates or copies of such records at any address other than Debtor's principal place of business set forth on the first page of this Agreement.

     U. Except as set forth on Schedule 4(U) hereof, there are no actions or proceedings pending or threatened against Debtor and Debtor shall promptly give written notice to Secured Party upon becoming aware of any such pending or threatened action. Debtor has no Commercial Tort Claims pending other than those set forth on Exhibit B hereto, as it may be amended from time to time. Promptly upon becoming aware thereof Debtor shall notify Secured party of any Commercial Tort Claim which may arise, which shall constitute Debtor's authorization to amend Exhibit B to add such Commercial Tort Claim.

5. EVENTS OF DEFAULT.

     All Obligations shall become immediately due and payable without notice or demand upon the occurrence of any of the Events of Default specified in Section 5.D (vi) below. Upon the occurrence of any of the other Events of Default specified below, Secured Party may, without notice or demand to Debtor of any kind, accelerate the maturity of all of the Obligations, which shall immediately thereupon become due and payable in full:

     A. Failure by Debtor to pay or perform any of the Obligations when first due or demanded.

     B. Breach by Debtor of any warranty, representation or covenant contained herein.

     C. The occurrence of one or more defaults by Debtor in the payment when due of any indebtedness now or hereafter owed for monies borrowed from anyone other than Secured Party, after accounting for applicable cure periods, if any.

     D. The occurrence of any of the following with respect to Debtor: (i) dissolution, (ii) termination of existence, (iii) business cessation, (iv) calling of a meeting of creditors, (v) assignment for the benefit of creditors,
(vi) entry of a court order which enjoins or restrains the conduct of business in the ordinary course, (vii) failure to pay any federal, state or local tax when due, or (viii) voluntary or involuntary commencement of any proceeding under any bankruptcy or insolvency law, provided, however, with respect to this clause (viii), if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings.

     E. Except for sales or other dispositions permitted hereunder, the loss, theft or destruction of, or sale, lease or furnishing under a contract of service of, any material portion of the Collateral.

         F. Occurrence of a breach or event of default under the Loan Agreement, beyond the applicable cure period, if any.

6. RIGHTS AND REMEDIES.

     Upon the occurrence of an Event of Default, Secured Party may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other agreements between Secured Party and Debtor and all of Secured Party's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Secured Party may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of Debtor's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Secured Party shall have the right to store the same at any of Debtor's premises without cost to Secured Party. At Secured Party's request, Debtor shall, at Debtor's expense, assemble the Collateral and make it available to Secured Party at one or more places to be designated by Secured Party and reasonably convenient to Secured Party and Debtor. Debtor recognizes that if Debtor fails to perform, observe or discharge any of its Obligations, remedies at law may not provide adequate relief to Secured Party, and agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten
(10) days prior to such disposition and such notice shall (i) describe Secured Party and Debtor, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Debtor is entitled to an accounting of the Obligations and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Secured Party may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Secured Party of any of the Collateral may be applied by Secured Party to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Secured Party toward the payment of such of the Obligations, and in such order of application, as Secured Party may from time to time elect. In the event of any excess Proceeds after payment in full of the Obligations, such excess shall be paid to Debtor.

7. FEES, COSTS AND CHARGES.

     Debtor shall be obligated to reimburse Secured Party, as part of the Obligations, for all fees, costs or charges of any kind incurred by Secured Party in connection with the Guaranty and this Agreement, including without limitation, any reasonable fees, costs or charges incurred by Secured Party in enforcing its rights and remedies under the Guaranty and this Agreement.

8. MISCELLANEOUS.

     A. Any failure or delay by Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms and conditions contained herein, in the Guaranty or in any other agreement, document or instrument, shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein, or in the Guaranty or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees, other than pursuant to an instrument in writing, signed by an officer of Secured Party, directed to Debtor and specifying such waiver.

     B. Any notice under this Agreement shall be addressed to the parties at their respective addresses set forth below, or to such other address as either party designates to the other in the manner herein described.

     C. In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

     D. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns.

     E. THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ALL COURTS IN KENT COUNTY, MICHIGAN.

     F. DEBTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY DEBTOR OR SECURED PARTY OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN DEBTOR AND SECURED PARTY. IN NO EVENT SHALL SECURED PARTY BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     G. DEBTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF DEBTOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on the date set forth above.


LASALLE BANK MIDWEST, N.A.               TARPON INDUSTRIES, INC.


By:  /s/William Stewart                   By: /s/Peter Farquhar
     ----------------------------             ----------------------------
Its: First Vice President                 Its: Chief Executive Officer

EXHIBIT 99.12
                             SUBORDINATION AGREEMENT


     This SUBORDINATION AGREEMENT (this "Agreement") is made as of this 13th day of December, 2005, by and among LaSalle Bank Midwest N.A. ("LaSalle"), LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch ("ABN AMRO") (LaSalle and ABN AMRO are referred to herein collectively and individually, as the context may permit, as "Lender") and Laurus Master Fund, Ltd. ("Laurus").

     WHEREAS, Tarpon Industries, Inc., a Michigan corporation ("Borrower"), is indebted to Laurus, pursuant to a Promissory Note of even date herewith in the original principal amount of $6,000,000 (including all substitutions and replacements thereof, the "Subordinated Note"), which is secured by (i) a guaranty of even date therewith from Eugene Welding Co., Steelbank Tubular, Inc., MTM Acquisition Company, JS&T Acquisition Company and FM, Inc. (collectively, the "Subsidiaries"), and (ii) a Master Security Agreement of even date therewith and a Stock Pledge Agreement of even date therewith, each between Laurus, Borrower and the Subsidiaries (collectively, the "Junior Debt Instruments"), and Borrower and the Subsidiaries will or may from time to time hereafter be otherwise indebted to Laurus in various sums;

     WHEREAS, Laurus is desirous of having Lender extend and/or continue the extension of credit to Borrower and the Subsidiaries from time to time as Lender in its sole discretion may determine, and Lender has refused to consider the extension and/or continued extension of such credit until the Junior Debt (as defined below) and Laurus's Collateral (as defined below) is subordinated to the Senior Debt (as defined below) and the Lender's Collateral (as defined below) in the manner hereinafter set forth; and

     WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Lender is necessary or desirable to the conduct and operation of the business of Borrower and the Subsidiaries, and will inure to the personal and financial benefit of Laurus.

     NOW,  THEREFORE,   in  consideration  of  the  extension  and/or  continued
extension of credit by Lender to Borrower and/or the Subsidiaries, as Lender may, in its sole discretion, determine, and for other good and valuable consideration to Laurus, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

          (A) Laurus subordinates the indebtedness evidenced by the Junior Debt Instruments, and all substitutions and replacements thereof, as well as any and all other indebtedness now or at any time or times hereafter owing by Borrower or any Subsidiary, or any successor or assign of Borrower or any Subsidiary, including without limitation, a receiver, trustee, or debtor-in-possession (the term "Borrower" and "Subsidiary" as used hereinafter shall include any such successors or assigns) to Laurus, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon (collectively, the "Junior Debt") to any and all indebtedness now or at any time or times hereafter owing by Borrower and/or any Subsidiary to Lender (whether absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon, whether or not such interest is allowed in a bankruptcy or similar proceeding) and all other demands, claims, liabilities or causes of action for which Borrower and/or any Subsidiary may now or at any time or times hereafter in any way be liable to Lender, whether under any agreement, instrument, or document executed and delivered or made by Borrower or any Subsidiary to Lender or otherwise (collectively, the "Senior Debt");

          (B) Laurus agrees not to ask for or receive from Borrower, any Subsidiary or any other person or entity any security for the Junior Debt not specifically granted by the Junior Debt Instruments; agrees to subordinate all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, including without limitation claims under guaranties of the Junior Debt, which in any way secure the payment of the Junior Debt ("Laurus's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, including without limitation claims under guaranties of the Senior Debt, which in any way secure the payment of the Senior Debt (the "Lender's Collateral"); except that, notwithstanding the foregoing, Laurus's security interests, liens, encumbrances and claims with respect to the portion of Laurus's Collateral that constitutes assets of the Borrower but not assets of any Subsidiary, including, without limitation, the capital stock in Borrower's Subsidiaries (collectively, the "Tarpon Assets") shall not be so subordinated, but shall be senior in interest to the Lender's security interests, liens, encumbrances and claims with respect to the Tarpon Assets, and Lender agrees to subordinate all of its security interests, liens, encumbrances and claims on or related to the Tarpon Assets, whether now existing or hereafter arising, to all security interests, liens encumbrances and claims of Laurus on or related to the Tarpon Assets, whether now existing or hereafter arising;

          (C) Laurus agrees that it will not take any action to enforce any of its liens or claims on Laurus's Collateral, other than the Tarpon Assets, unless and until Lender has, in writing, notified Laurus that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; agrees that in the event Lender forecloses or realizes upon or enforces any of its rights with respect to Lender's Collateral, other than the Tarpon Assets, or Borrower or any Subsidiary sells any of Lender's Collateral, other than the Tarpon Assets, in a transaction consented to by Lender, Laurus shall, upon demand, execute such terminations, partial releases and other documents as Lender requests in its sole discretion to release Laurus's lien and claims upon such Lender's Collateral to the extent of Lender's interest therein, provided Lender shall properly account for and pay over to Laurus any proceeds of the Tarpon Assets to the extent of Laurus's interest therein; agrees that it shall have no right to possession of any assets included in Laurus's Collateral or the Lender's Collateral, other than possession of the certificates representing stock of the Subsidiaries (now existing and hereafter created) for purposes of perfection, whether by judicial action or otherwise, unless and until Lender has, in writing, notified Laurus that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; agrees that it will not contest the validity, perfection, priority or enforceability of any lien or security interest now or hereafter granted to secure the Senior Debt; and agrees that, as between Lender and Laurus, the terms of this Subordination Agreement shall govern even if all or part of the Lender's claim or the liens or security interests securing payment thereof, are avoided, disallowed, set aside or otherwise invalidated;

          (D) Laurus agrees that it will not take any action to enforce any of its liens or claims on the Tarpon Assets at any time after receiving notice from Lender of an Event of Default with respect to the Senior Debt, and during the continuance of such event of default; agrees that at all other times, until such time as the Senior Debt has been paid in full and Lender's liens on Lender's Collateral have been terminated, Laurus shall give Lender at least fourteen (14) days prior written notice of Laurus's intent to exercise its creditors' rights and remedies with respect to the Tarpon Assets, whether under the Junior Debt Instruments or applicable law;

          (E) Lender agrees that it will not take any action to enforce any of its liens or claims on the Tarpon Assets, unless and until Laurus has, in writing, notified Lender that the Junior Debt has been paid in full and all obligations arising in connection therewith have been discharged; agrees that in the event Laurus forecloses or realizes upon or enforces any of its rights with respect to the Tarpon Assets, or Borrower or any Subsidiary sells any of the Tarpon Assets in a transaction consented to by Laurus, Lender shall, upon demand, execute such terminations, partial releases and other documents as Laurus requests in its sole discretion to release Lender's lien and claims upon such Tarpon Assets to the extent of Laurus's interest therein, provided Laurus shall properly account for and pay over to Lender any proceeds of the Tarpon Assets in excess of Laurus's interest therein; agrees that it shall have no right to possession of the certificates representing stock of the Subsidiaries (now existing or hereafter created) included in the Tarpon Assets, whether by judicial action or otherwise, unless and until Laurus has, in writing, notified Lender that all the Junior Debt has been paid in full and all obligations arising in connection therewith have been discharged; agrees that it will not contest the validity, perfection, priority or enforceability of any lien or security interest now or hereafter granted to secure the Junior Debt; and agrees that, as between Lender and Laurus, the terms of this Subordination Agreement shall govern even if all or part of Laurus's claim or the liens or security interests securing payment thereof, are avoided, disallowed, set aside or otherwise invalidated;

          (F) Laurus agrees to instruct Borrower and the Subsidiaries not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against Borrower, the Subsidiaries or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt or any of the Junior Debt Instruments unless and until Lender has, in writing, notified Laurus that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; except, however, until the occurrence of an event that would constitute an Event of Default (with or without notice or lapse of time) under that certain Loan and Security Agreement between Eugene Welding Co. and LaSalle dated August 11, 2004, as the same may be amended, supplemented or replaced from time to time (the "EWCO Loan Agreement"), or under that certain Loan Agreement between Steelbank Tubular Inc. and ABN AMRO dated February 17, 2005, as the same may be amended, supplemented or replaced from time to time (the "Steelbank Loan Agreement"), or under any other loan agreement between Lender and Borrower and/or any other Subsidiary (such other loan agreements, the EWCO Loan Agreement and the Steelbank Loan Agreement are collectively referred to herein as the "Loan Agreement"), Borrower may make and Laurus may accept from Borrower regularly scheduled payments of principal and interest under the Subordinated Note on an unaccelerated basis when and as due, to the extent such payments would not otherwise cause an Event of Default under the Loan Agreement;

          (G) Laurus subrogates Lender to the Junior Debt and Laurus's Collateral (other than the Tarpon Assets); irrevocably authorizes Lender
     (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt or Laurus's Collateral (other than the Tarpon Assets), whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in Lender's sole discretion, to make and present claims therefor in, and take such other actions as Lender deems necessary or advisable in connection with, any such proceedings, either in Lender's name or in the name of Laurus; and agrees that upon the written request of Lender, it will promptly assign, endorse and deliver to and deposit with Lender all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments; provided, however, that in the event that Lender acts in accordance with this Section (G) with respect to the Tarpon Assets, Lender shall properly account for and pay over to Laurus all proceeds of the Tarpon Assets, including all sums and distributions of any kind that may become due, payable or distributable on or in respect thereof, to the extent of Laurus's interest therein; and further provided, that all sums and distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt or Laurus's Collateral (other than the Tarpon Assets) shall be applied to the Senior Debt;

          (H) Lender subrogates Laurus to Lender's interest in the Tarpon Assets; subject to the restrictions on payment of the Junior Debt herein, irrevocably authorizes Laurus (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Tarpon Assets, whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in Laurus's sole discretion, to make and present claims therefor in, and take such other actions as Laurus deems necessary or advisable in connection with, any such proceedings, either in Laurus's name or in the name of Lender; and agrees that upon the written request of Laurus, it will promptly assign, endorse and deliver to and deposit with Laurus all agreements, instruments and documents evidencing the Lender's interest in the Tarpon Assets; provided, however, all sums and distributions of any kind that may become due, payable or distributable on or in respect of the Tarpon Assets shall be applied to the Junior Debt to the extent of Laurus's interest therein;

          (I) Laurus agrees to receive and hold in trust for and promptly turn over to Lender, in the form received (except for the endorsement or assignment by Laurus where necessary), any sums at any time paid to, or received by, Laurus in violation of the terms of this Agreement and to reimburse Lender for all costs, including reasonable attorney's fees, incurred by Lender in the course of collecting said sums should Laurus fail to voluntarily turn the same over to Lender as herein required. If Laurus fails to endorse or assign to Lender any items of payment received by Laurus on account of the Junior Debt or Laurus's Collateral (except for proceeds of the Tarpon Assets to the extent of Laurus's interest therein), Laurus hereby irrevocably makes, constitutes and appoints Lender (and all persons designated by Lender for that purpose) as Laurus's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in Laurus's name;

          (J) Lender agrees to receive and hold in trust for and promptly turn over to Laurus, in the form received (except for the endorsement or assignment by Lender where necessary), any sums at any time paid to, or received by, Lender in violation of the terms of this Agreement and to reimburse Laurus for all costs, including reasonable attorney's fees, incurred by Laurus in the course of collecting said sums should Lender fail to voluntarily turn the same over to Laurus as herein required. If Lender fails to endorse or assign to Laurus any items of payment received by Lender on account of the Junior Debt (to the extent such amounts were permitted to be paid to Laurus hereunder but were erroneously paid to Lender), or on account of the Tarpon Assets to the extent of Laurus's interest therein, Lender hereby irrevocably makes, constitutes and appoints Laurus (and all persons designated by Laurus for that purpose) as Lender's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in Lender's name; and

          (K) Laurus agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of Lender.

     Laurus represents and warrants to Lender that Laurus has not assigned or otherwise transferred the Junior Debt or Laurus's Collateral, or any interest therein to any person or entity, that Laurus will make no such assignment or other transfer thereof unless the instrument of assignment or transfer is endorsed with proper notice of this Agreement and such assignee or transferee agrees to be bound by its terms, and that all agreements, instruments and documents evidencing the Junior Debt and Laurus's Collateral will be endorsed with proper notice of this Agreement. Laurus will promptly deliver to Lender a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement. Laurus represents and warrants to Lender that the outstanding principal amount of Junior Debt evidenced by the Junior Debt Instruments as of the date of this Agreement is $6,000,000 and such principal amount shall not be increased without the prior written consent of the Lender.

     Laurus expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement, and Laurus expressly waives reliance by Lender upon the subordination and other provisions of this Agreement as herein provided. Laurus consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of Laurus and in reliance upon this Agreement. Laurus agrees that Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that Lender shall be entitled to manage and supervise its financial arrangements with Borrower and the Subsidiaries in accordance with its usual practices, without impairing or affecting this Agreement, and that Lender shall have no liability to Laurus, and Laurus hereby waives any claim which it may now or hereafter have against Lender arising out of (i) any and all actions which Lender takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Lender's Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of Lender's Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of Lender's Collateral (ii) Lender's election in any proceeding instituted under Canadian bankruptcy and insolvency laws or under Chapter 11 of Title 11 of United States Code (11 U.S.C. ss. 101 et. seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or
(iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code or by court order by Borrower or any Subsidiary, as debtor in possession; provided, however, Lender will not proceed in any way to dispose of Laurus's Collateral to the extent such collateral is also Lender's Collateral without first providing Laurus with no less than fourteen (14) calendar days prior written notice of its intention to do so. Without limiting the generality of the foregoing, Laurus waives the right to assert the doctrine of marshalling with respect to any of the Lender's Collateral, and consents and agrees that Lender may proceed against any or all of the Lender's Collateral (other than the Tarpon Assets) in such order as Lender shall determine in its sole discretion. Nothing in this paragraph (but subject to the remainder of this Agreement) shall be interpreted to limit any other rights that Laurus may have to protest or object to action taken by the Borrower or any Subsidiary, whether in its capacity as a stockholder or warrant holder relative to stock of Borrower, any Subsidiary or any of their affiliates or otherwise.

     Laurus agrees that Lender, at any time and from time to time hereafter, may enter into such agreements with Borrower and/or any Subsidiary as Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of Lender's Collateral, and may sell or surrender or otherwise deal with any of Lender's Collateral (other than the Tarpon Assets), and may release any balance of funds of Borrower or any Subsidiary with Lender, without notice to Laurus and without in any way impairing or affecting this Agreement.

     This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the undersigned and each of their respective successors and assigns, and shall inure to the benefit of the other parties hereto, and each of their respective successors and assigns until the earlier of the following: (i) Lender has, in writing, notified Laurus that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged, and (ii) Laurus has, in writing, notified Lender that all of the Junior Debt has been paid in full and all obligations arising in connection therewith have been discharged. Lender may continue, without notice to Laurus, to lend monies, extend credit and make other accommodations to or for the account of Borrower and/or any Subsidiary on the faith hereof. Laurus hereby agrees that all payments received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement. This Agreement shall not inure to the benefit of any third parties.

     Laurus hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, the Subsidiaries, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and Laurus hereby agrees that Lender shall have no duty to advise Laurus of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine; and Lender hereby agrees that Laurus shall have no duty to advise Lender of information known to Laurus regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to Laurus, Lender shall be under no obligation to subsequently update any such information or to provide any such information to Laurus on any subsequent occasion; and if Laurus, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to Lender, Laurus shall be under no obligation to subsequently update any such information or to provide any such information to Lender on any subsequent occasion.

     Laurus hereby authorizes Lender to file and/or record UCC or PPSA financing statements for the purpose of providing notice to third parties of the existence and effect of this Agreement.

     No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of Laurus to Lender in any other respect at any other time.

     Borrower and the Subsidiaries hereby direct Lender, and Lender agrees, to deliver to Laurus promptly following funding under the Junior Debt Instruments the original certificates representing the outstanding stock of Eugene Welding Co. and Steelbank Tubular, Inc. Borrower and the Subsidiaries agree to deliver to Laurus promptly following such funding the original certificates representing the outstanding stock of the other Subsidiaries.

     THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF MICHIGAN.

     To induce Lender to accept this Agreement, Laurus irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF GRAND RAPIDS, STATE OF MICHIGAN. LAURUS HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. LAURUS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST LAURUS BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

     LAURUS HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

     IN WITNESS WHEREOF, this Agreement has been executed as of this 13th day of December, 2005.

                                         LAURUS MASTER FUND, LTD.


                                         By: /s/David Grin
                                         Title:   Director

                                         Address:
                                                   825 3rd Avenue, 14th Floor
                                                   New York, NY 10082
                                                   Attention:   David Grin

[NOTARY ACKNOWLEDGEMENT]

                      BORROWER'S AND SUBSIDIARIES' CONSENT


         Borrower and the Subsidiaries each hereby consents to the foregoing Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of said Agreement.

     A breach of any of the terms and conditions of this consent shall constitute an "Event of Default" under the Loan and Security Agreement dated August 11, 2004, between Borrower and Lender, and under the Loan Agreement dated February 17, 2005, between Steelbank Tubular Inc. and Lender, and under the Junior Debt Instruments.


FM, INC.                            TARPON INDUSTRIES, INC.

By: /s/Peter Farquhar
    ----------------------
Title: Chief Executive Officer     By:  /s/Peter Farquhar
                                        ---------------------------------------
                                   Title: Chief Executive Officer


                                   EUGENE WELDING CO.
`
                                   By:  /s/Peter Farquhar
                                        ---------------------------------------
                                   Title: Chief Executive Officer


                                   STEELBANK TUBULAR, INC.

                                   By:  /s/Peter Farquhar
                                        ---------------------------------------
                                   Title: Chief Executive Officer


                                   MTM ACQUISITION COMPANY

                                   By:  /s/Peter Farquhar
                                        ---------------------------------------
                                   Title: Chief Executive Officer


                                   JS&T ACQUISITION COMPANY

                                   By:  /s/Peter Farquhar
                                        ---------------------------------------
                                   Title: Chief Executive Officer

[NOTARY ACKNOWLEDGEMENT]

                                LENDER'S CONSENT

     LaSalle hereby consents and agrees to the foregoing Agreement (and the terms thereof).

                                   LASALLE BANK MIDWEST N.A.


                                   By /s/William Stewart
                                        ---------------------------------------
                                   Title First Vice President


     ABN AMRO hereby consents and agrees to the foregoing Agreement (and the terms thereof).

                                   LASALLE BUSINESS CREDIT, a division of
                                   ABN AMRO BANK A.V., CANADA BRANCH


                                   By /s/ Darcy Mack
                                        ---------------------------------------
                                   Title First Vice President

[NOTARY ACKNOWLEDGEMENT]

EXHIBIT 99.13


       TARPON INDUSTRIES ANNOUNCES $6 MILLION FINANCING WITH LAURUS FUNDS

Marysville, Michigan - December 15, 2005 - Tarpon Industries, Inc. (AMEX: TPO), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced that it has raised $6 million from the sale of a three-year fixed price secured convertible note to Laurus Master Fund, Ltd, a New York-based financial institution specializing in direct investments in U.S. traded small and micro cap companies. The proceeds of the sale will be used for additional working capital and to provide additional funding to move forward with acquisitions.

"We are pleased to announce the completion of our interim financing with Laurus, the newest member of our team," said Tarpon Chairman and CEO J. Peter Farquhar. "As we continue to move forward with Jefferies and Company on previously announced funding for our acquisition strategy, the capital and support provided through Laurus will ensure we can continue on our acquisition track while providing for streamlining of operations, support for organic growth, and upgrade to infrastructure to execute according to our business plan as we move into 2006."

Under the terms of the Laurus Master Fund, Ltd. financing, the note is payable monthly in cash or convertible into shares of Tarpon's common stock at a fixed conversion price. The note bears an interest rate equal to the Wall Street Journal Prime Rate plus 2.0 percent and is subject to a floor of 8.0 percent. Tarpon will file a Current Report on Form 8-K to further disseminate details of the transaction, including items such as registration rights and warrants.

On September 21, 2005, Tarpon announced that it had signed a letter of engagement for financing with Jefferies & Company, Inc., the principal operating subsidiary of Jefferies Group, Inc. (NYSE:JEF - News) and a leading investment bank and institutional securities firm. The letter of engagement reflects a possible debt refinancing of the company's existing debt and debt financing for the acquisition of Midwest Tube Mills, Inc. Midwest Tube Mills is a manufacturer and distributor of mechanical steel tubing products. The engagement letter was subsequently modified to include possible debt and equity financing.

About Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. Through an aggressive acquisition-driven business model, the Company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking  Statements

Certain statements made by Tarpon in this news release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward- looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and that of our customers, the presence of downturns in customer markets where the Company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward- looking statements.


                                      # # #